Bailard, Biehl & Kaiser Fund Group







                      BAILARD, BIEHL & KAISER DIVERSA FUND
                      PROSPECTUS
                      JANUARY 27, 2000





950 Tower Lane, Suite 1900
    Foster City, CA  94404
            (800) 882-8383




As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities, nor has it passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
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TABLE OF CONTENTS
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Objective and Principal Strategies.........................................    3

Principal Risks and Past Performance.......................................    4

Fees & Expenses............................................................    5

Additional Information on Strategies and Risks.............................    6

Fund Management............................................................    9

Pricing of Fund Shares.....................................................   10

Purchasing Shares..........................................................   10

Selling/Exchanging Shares..................................................   12

Distributions/Taxes........................................................   14

Financial Highlights.......................................................   16

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OBJECTIVE: The Fund seeks an above average total return with below average risk through global asset allocation.

PRINCIPAL STRATEGIES

GLOBAL ASSET ALLOCATION: The Fund invests in a changing mix of U.S. and international stocks, bonds and cash equivalents. This global diversification allows the Fund to seek an optimum balance between risk and return. Bailard, Biehl & Kaiser, Inc., the Adviser to the Fund, uses a disciplined methodology to determine how much to allocate to each asset area. It considers such factors as each asset class's:

*  relative valuation
*  historical and projected risk characteristics, and
*  probable performance under possible future economic scenarios.

All asset allocation decisions are made relative to an internal strategic benchmark. This strategic benchmark is the asset mix the Adviser would pursue over a one-to-five-year time period for a moderate growth/moderate risk investor if the Adviser were neutral about its investment outlook. The strategic benchmark may be revised from time to time by the Adviser to reflect the Adviser's assessment of fundamental changes in economic and market conditions.

The current strategic benchmark is: 0% U.S. and international cash equivalents, 25% U.S. bonds, 10% international bonds, 50% U.S. stocks, and 15% international stocks. As economic and market conditions change, the Adviser will overweight asset classes that appear undervalued and in the midst of an upward move. Similarly, it will underweight asset classes that appear overvalued and at risk of weakening. The Fund can invest up to 65% of its assets in U.S. stocks and up to 50% of its assets in each of the four other asset classes. Although the current strategic benchmark weighting for U.S. and international cash equivalents is 0%, as a practical matter the Fund will always hold some of this asset class for liquidity purposes.

INVESTMENTS: The Fund diversifies within as well as across asset classes. It uses fundamental analysis, among other tools to identify mispriced securities and sectors within each asset area. The Fund invests in:

* EQUITY SECURITIES, such as common and preferred stocks, of companies based in the U.S. and foreign countries. The Fund will purchase stocks of U.S. companies whose activities will normally represent at least eight different economic sectors. It will invest in international stocks representing different economic sectors and at least five of the 18 largest markets of the world as defined by the Morgan Stanley Capital International EAFE index. The Fund will also hold emerging market equity securities.

* FIXED-INCOME SECURITIES, such as bonds, notes and other debt securities issued by the U.S. government and its agencies, U.S. corporations, foreign governments, supra-national entities and foreign companies. Ordinarily, the Fund will invest at least 65% of its international fixed-income assets in at least three foreign countries. The Fund will also invest in emerging market fixed-income securities.

* CASH EQUIVALENTS, such as U.S. and international government securities, bank debt, commercial paper, and repurchase agreements, which mature in one year or less.

* HEDGING INSTRUMENTS, such as foreign currency forward contracts, options, futures and certain other derivative instruments, to manage investment risk or to serve as a substitute for underlying securities or currency positions.

For more information about the Fund's investment practices, please see the section titled "Additional Information about the Fund's Investment Strategies and Risks."

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DETERMINING IF THE FUND IS RIGHT FOR YOU

An investment in the Fund provides a core portfolio for longer-term investors looking for global diversification. The Fund may be most suited to investors who seek moderate growth and can accept a moderate amount of risk. We strongly discourage short-term traders and market timers from investing in the Fund.

PRINCIPAL RISKS

All Fund investments are subject to some degree of risk that will affect the value of the Fund's assets and may result in a loss of your money. The Fund's principal risks are:

* MARKET RISK, the risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate.

* FOREIGN COUNTRY AND CURRENCY RISKS, the risks that accompany investing in foreign securities, including the risk that a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies.

* INTEREST RATE RISK, the risk that changes in interest rates will affect stock and bond prices. Generally, an increase in interest rates will cause the value of fixed-rate securities to fall, while a decline in interest rates will cause an increase in the value of these securities.

* CREDIT RISK, the risk that the issuer of a security will default on its financial obligations. o ASSET ALLOCATION RISK, the risk that the Adviser will not correctly anticipate the relative performance of different asset classes over specific time periods. In such cases, the Adviser may underweight asset classes that perform well or overweight asset classes that do not perform well.

PAST  PERFORMANCE

The following Annual Total Returns bar chart provides some indication of the risk of investing in the Fund by illustrating how Fund returns have varied from year to year over the past ten years.

ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31ST

TOTAL RETURN (%)

 1990    1991   1992    1993    1994    1995    1996    1997    1998    1999
 ----    ----   ----    ----    ----    ----    ----    ----    ----    ----
-9.51%  15.96%  4.43%   21.58%  -9.37%  20.55%  10.66%  13.19%  13.64%  4.72%

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                                               Quarter Ended       Total Return
                                               -------------       ------------
        Best Quarter, 1990-1999                   03/31/91            11.17%
        Worst Quarter, 1990-1999                  09/30/90           -12.76%

The Average Annual Total Returns table beneath compares the Fund's performance to three indices.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 12/31/99

                                                     1-Year    5-Year    10-Year
                                                     ------    ------    -------
Bailard, Biehl & Kaiser Diversa Fund                  4.27%    12.43%     8.05%
Morgan Stanley World Stock Index (Local currency)    27.68%    21.31%    11.01%
Morgan Stanley World Stock Index ($)                 24.93%    19.76%    11.42%
Salomon Brothers World Government Bond Index         -4.27%    6.42%      8.03%

The Morgan Stanley World Stock Index, which measures the performance of the U.S. and international stock markets, is given in both U.S. dollar and local currency terms. This index does not measure the performance of the Fund's other asset classes, including U.S. and international bonds. Therefore, we also provide return data for the Salomon Brothers World Government Bond Index, which measures the U.S. dollar performance of government bonds in the U.S. and seventeen other developed countries. These indices do not measure the performance of the stock or bond markets in developing countries.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES  (PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Load Imposed on Purchases..................................  None
Maximum Sales Load Imposed on Reinvested Dividends
  (and other Distributions)..............................................  None
Maximum Deferred Sales Load..............................................  None
Redemption Fee...........................................................  None*
Exchange Fee.............................................................  None

* Please note that redemptions sent by wire transfer are subject to a $10 wire charge.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM THE FUND'S ASSETS)

Management Fees.......................................................... 0.95%
12b-1 Fees............................................................... None
Other Expenses........................................................... 1.00%
Total Fund Operating Expenses............................................ 1.95%*

* The Adviser has agreed to waive its fees and reimburse other Fund expenses so that total Fund operating expenses will not exceed on an annualized basis 1.75% of the average daily net assets from January 1 , 2000 through June 30, 2000, and 1.60% of the average daily net assets from July 1, 2000 through December 31, 2000. The Adviser has stated its intention, but is not required, to reduce such expenses further to 1.55% from January 1 through June 30, 2001, and to 1.50% from July 1 through December 31, 2001.

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EXAMPLE

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

          1 year           3 years        5 years        10 years
          ------           -------        -------        --------
          $ 198             $ 612         $1,052          $2,275

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT STRATEGIES AND RISKS

U.S. STOCKS: The Fund invests this portion of its assets primarily in a diversified portfolio of undervalued growth stocks. These are stocks whose current price does not fully reflect the company's long-term growth prospects. The Fund will invest in other types of stocks as needed to manage the overall risk of the U.S. stock portfolio relative to the S&P 500 U.S. stock index.

As part of its U.S. stock portfolio the Fund may invest in U.S.-based investment companies, precious metal-related securities, real estate securities and American Depository Receipts (ADRs) with respect to foreign companies with significant U.S. operations.

INTERNATIONAL STOCKS: The Fund invests this portion of its assets in a diversified portfolio of international stocks issued by companies based in developed and emerging market countries around the world. It will invest principally in companies located in such geographic regions as Europe, Great Britain, Japan, Asia, Australia, Canada and Latin America. Using a "top-down" approach, the Adviser focuses first on country selection and then on economic sector and stock selection within individual countries. It considers relative valuations, fundamental economic conditions, fundamental risk factors and the global investing environment when making investment decisions.

The Fund may invest in American Depository Receipts (ADRs), Global Depository Receipts (GDRs), International Depository Receipts (IDRs), and foreign investment companies as part of its international stock portfolio. The Fund may also engage in currency hedging to help protect its international stock investments from the risk of a strong dollar. However, the Fund currently uses a 0% hedged benchmark for this asset class.

U.S. BONDS: The Fund may invest this portion of its assets in U.S. debt securities, including mortgage and asset-backed securities. The Adviser seeks total return by focusing on underlying value and interest rate expectations. It attempts to control risk by investing primarily in higher quality bonds and by closely monitoring the interest rate sensitivity of the U.S. bond portfolio.

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Approximately 80% of the U.S. bond portfolio will be invested in higher quality issues rated at least Aa by Moody's Investors Service, Inc. (Moody's) or AA by Standard & Poor's Corporation (S&P). Up to 10% of this asset class may be invested in medium grade securities rated Baa or BBB by these services. Although bonds with a Baa or BBB credit rating are investment grade bonds, they are riskier than higher grade bonds. For example, changing economic conditions or other circumstances are more likely to affect the lower-rated bonds' ability to make principal and interest payments. If the credit rating of a bond falls below Baa or BBB, the Adviser will decide whether to retain that bond on a case by case basis. The Fund may also invest in unrated bonds if the Adviser determines that their credit risk is consistent with that of the Fund's rated bonds. For a description of bond ratings, please see Appendix A of the Statement of Additional Information.

INTERNATIONAL BONDS: The Fund may invest this portion of its assets in debt securities (including mortgage and asset-backed securities) issued by foreign governments, supra-national entities and foreign companies, based in both developed and emerging market countries. The Adviser employs a disciplined "top-down" approach that focuses first on country selection and then on bond selection within individual countries. It uses a real-yield, value-based model that factors in currency outlooks. The Adviser seeks to control risk by investing in higher quality bonds and by closely monitoring the interest rate sensitivity of the international bond portfolio.

Since Moody's and S&P do not provide credit ratings for many international bonds, the Adviser will invest primarily in issues that it believes are comparable in quality to Aa or AA rated U.S. bonds. The Adviser may also invest up to 5% of the international bond portfolio, and up to 50% of the emerging market bonds in the portfolio, in securities with a credit risk equivalent to a Baa or BBB rated U.S. bond. Please see the U.S. BONDS section above for a discussion of the risks associated with these lower quality bonds.

The Fund may engage in currency hedging to help protect its international bond investments from the risk of a strong dollar. It currently uses a 50%-hedged benchmark for this asset class.

U.S. AND INTERNATIONAL CASH EQUIVALENTS: Typically, the Fund will maintain a low weighting in this asset class to fund redemptions and expenses and for other liquidity purposes. It may also overweight U.S. and international cash equivalents for defensive purposes. At a minimum, the Fund will invest in higher quality cash equivalents with a credit quality comparable to commercial paper rated A-3 by S&P.

HEDGING TRANSACTIONS: The Fund can buy and sell forward contracts, put and call options, futures contracts, and options on futures contracts on debt securities, financial indices and foreign currencies. These are called "hedging transactions." The Fund can also conduct foreign currency exchange transactions at the rate prevailing in the foreign currency exchange market (I.E., on a spot basis). The Fund is not required to use hedging transactions to seek its objectives. The Fund has placed certain limits on its hedging transactions, which must not be used for speculative purposes.

The Adviser may use hedging transactions:

* to help protect the Fund from adverse changes in currency exchange or interest rates or market conditions, or

*  as a substitute for an underlying securities or currency position.

For example, the Adviser may use direct, indirect or cross hedges to manage the foreign currency risk of the Fund's foreign investments. To hedge a risk associated with or as a substitute for a market, economic sector or industry, the Adviser may also buy or sell options, futures contracts, or options on futures contracts involving financial indices. For example, the Adviser may buy

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S&P 500 U.S. stock index put options if it believes the domestic stock market is at risk of declining.

All of the Fund's hedging transactions involve special risks. If the Adviser uses a hedging instrument at the wrong time or incorrectly judges market conditions, the hedging strategy may prevent the Fund from realizing some potential gains. The Fund could also experience losses if, among other things: o the prices of its forwards, futures and options positions are not correlated with its other investments, o the Adviser is unable to close out a position because of an illiquid market, or o the counterparty (the party on the other side of the transaction) fails to complete a transaction.

(For more information on hedging transactions, please refer to the Fund's Statement of Additional Information.)

FOREIGN SECURITIES: The Fund's international stock and bond investments are subject to special risks. These include:

*  Lack of accurate public information

*  Different accounting standards

*  Less governmental regulation and supervision of issuers, markets and brokers

*  Higher transaction costs, less liquidity, and higher price volatility

* The possibility of expropriation, confiscatory taxation, exchange restrictions, limitations on the removal of assets, and political or economic instability

These risks are more severe for securities of issuers located in countries having developing or emerging markets. These countries tend to have less mature economies and less stable political systems. They may have restrictions on foreign ownership or the repatriation of assets. In addition, the securities markets of emerging market countries tend to have more volatility, less liquidity, higher transaction costs, less sophisticated settlement practices and less regulatory protection for investors than their developed country counterparts.

Dividends payable on the Fund's foreign investments may be subject to foreign withholding taxes that reduce the net amount of income available for distribution to the Fund's shareholders. The U.S. has signed tax treaties with certain countries that lower the tax on U.S. taxpayers.

CURRENCY EXCHANGE RATES: Changes in currency exchange rates may increase or decrease the value of the Fund's international assets. An increase in the U.S. dollar relative to a foreign currency could result in a substantial decline in the U.S. dollar value of the Fund's investments denominated in that currency. The Adviser can use certain hedging techniques to a limited extent to help minimize this risk. However, there is no guarantee that the Adviser will use these techniques or that they will fully protect the Fund against adverse changes in exchange rates. Moreover, to the extent hedging transactions are used to reduce currency risks, the Fund will not benefit from increases in the value of the currencies of the countries in which the Fund invests.

The Fund may incur costs in connection with conversions between various currencies, since foreign exchange dealers will typically offer to buy and sell a foreign currency at different rates. Fluctuations in exchange rates may also affect the Fund's income distributions. For example, if foreign exchange losses exceed other investment company taxable income during a taxable year, the Fund might not be able to or might determine not to make any further ordinary income distributions. The Fund might also recharacterize ordinary income distributions made before the losses were realized as a return of capital to shareholders. This would reduce each shareholder's cost basis in his Fund shares for U.S. tax purposes.

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PORTFOLIO TURNOVER: Although the Fund's portfolio turnover rate has been less than 70% for each of the past four fiscal years, the Fund may engage in short-term trading if the Adviser believes the sale of securities held for a short period is advisable. Higher portfolio turnover results in increased brokerage costs and may generate short-term capital gains that could be subject to ordinary income tax.

INVESTMENT OBJECTIVES: The Board of Directors may change the Fund's investment objectives and non-fundamental policies without shareholder approval. Please see the Statement of Additional Information for a list of fundamental policy restrictions that may be changed only with the approval of a majority of shareholders.

YEAR 2000 ISSUE: Due to programming difficulties, some computer systems may not be able to properly recognize dates after December 31, 1999. This is an issue, which affects nearly all companies and organizations throughout the world. The Adviser believes it has taken the appropriate steps to identify and resolve any potential problems with the computers it uses. The Adviser has also investigated the level of Year 2000 readiness of each vendor that provides external service to the Fund and the Adviser. As of this date, the Fund has not been adversely affected by any Year 2000 related issues. In addition, the Fund cannot predict whether the Year 2000 issue will have an adverse impact on the Fund's investments, the global markets or the world's economies in general.

A FINAL NOTE ON RISK: Since the Fund's assets will fluctuate in value, you can lose money by investing in the Fund. When you redeem shares of the Fund, they may be worth more or less than your original investment. Moreover, there is no guarantee that the Fund will achieve its investment objectives. You should consult with your financial and other advisers regarding the suitability of this investment for your own particular circumstances.

FUND MANAGEMENT

THE ADVISER: Bailard, Biehl & Kaiser, Inc., located at 950 Tower Lane, Suite 1900, Foster City, California 94404 is the investment adviser (the "Adviser") for the Fund. The Adviser actively manages the Fund's investments and handles the day-to-day operations of the Fund, subject to policies established by the Board of Trustees.

The Adviser has been managing money for institutions and wealthy families since 1971. The Adviser currently has over $1.4 billion in assets under management and offers individually managed accounts and commingled fund strategies to qualified investors. Bailard, Biehl & Kaiser offers cash management, domestic bond and domestic stock strategies on a separate account basis, often in tailored combinations, as well as international stock and bond strategies. Other funds managed by the Adviser include the Bailard, Biehl & Kaiser International Equity Fund, the Bailard, Biehl & Kaiser International Bond Fund and the Bailard, Biehl & Kaiser Real Estate Investment Trust, Inc.

Bailard, Biehl & Kaiser is committed to providing innovative and enduring investment solutions to discerning investors. The Fund is just one example of such innovation. Bailard, Biehl & Kaiser's clients were rewarded by the firm's early entry into international investing in 1979. They continue to benefit from Bailard, Biehl & Kaiser's diligence in maintaining cutting edge global investment practices. Balancing the forces of dynamic financial markets with changing investor needs requires knowledgeable investment professionals, sophisticated portfolio engineering, disciplined processes and judgment only attained over time. Bailard, Biehl & Kaiser has always been willing to ask "Is this the right thing to do?" -- a philosophy that has served its clients well for 30 years.

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PORTFOLIO MANAGERS: Peter M. Hill and Arthur A. Micheletti have been primarily responsible for the asset allocation decisions regarding the Fund's portfolio since 1995. Mr. Hill directs the team of investment professionals that focuses on each asset category of the Fund. Mr. Hill has been Chief Investment Officer of the Adviser since 1995 and has additional institutional portfolio management responsibilities. From 1992 to 1995, Mr. Hill was Co-President of the Adviser. He is also Chairman and a Director of the Bailard, Biehl & Kaiser International Fund Group, Inc. Mr. Micheletti has been primarily responsible for the bond and cash equivalent portions of the portfolio since 1992. Mr. Micheletti has been with the Adviser and has managed international and domestic fixed-income portfolios since 1981. Mr. Micheletti has been a Senior Vice President and the Chief Economist of the Adviser since 1992.

ADVISORY FEES: For the fiscal year ended September 30, 1999, the Fund paid the Adviser an advisory fee of 0.95% of the net assets of the Fund. The advisory fee rate is set forth in the Investment Advisory and Management Agreement between the Fund and the Adviser.

PRICING OF FUND SHARES

The Fund's net asset value per share, also referred to as the NAV per share, is the price of a single share of the Fund. Purchases, redemptions and exchanges of shares are made at the next NAV calculated after the Fund's transfer agent, or an authorized broker or its designee, has received your purchase or redemption request in good order.

The Fund values securities for which market quotations are readily available at their current market value. If market quotations are not readily available, securities will be valued by, or under the direction of, the Board of Trustees in such a manner as the Board deems, in good faith, reflects the fair value of the securities.

The NAV per share is determined by dividing the total market value of the Fund's assets, less its liabilities, by the number of shares outstanding. The NAV is calculated as of the regular closing of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each day the NYSE is open for trading. The NAV is not calculated on days when the NYSE is closed.

The Fund holds securities that trade on foreign markets that may be open when the NYSE is closed. As a result, the Fund's asset value may fluctuate significantly on days when you will not be able to purchase or redeem shares.

HOW TO PURCHASE SHARES

You may purchase shares of the Fund on any day that the NYSE is open. There is no fee charged when you purchase shares directly from the Fund. However, if you use a broker/dealer to purchase your shares, the broker/dealer may impose a fee. Certain Fund services may not be available to shares held in the name of a broker/dealer or other nominee.

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, any securities to any person in any jurisdiction where it is unlawful to make such an offer.

NEW ACCOUNTS. The minimum initial investment in the Fund is $5,000. The minimum initial investment for employees and officers of the Adviser and their relatives, and Trustees of the Trust, is $2,000. The Fund reserves the right to

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waive, reduce or increase the minimum investment for initial and subsequent investments.

You may open your account by sending your initial purchase by mail or by wire as indicated below.

BY MAIL: Please complete the Shareholder Application found in the back of this prospectus and send it by regular mail to the Fund's transfer agent at:

                            Chase Global Funds Services Co.
                            P.O. Box 2798
                            Boston, MA  02208

           or

           by express, registered or certified  mail to:

                            Chase Global Funds Services Co.
                            73 Tremont Street
                            Boston, MA  02108

           Please also include a check for your initial purchase made payable to Bailard, Biehl & Kaiser Diversa Fund.

BY WIRE: Please contact the Fund's transfer agent directly at 800-541-4366 for instructions on how to wire your initial purchase. Please note that, before wiring your investment, a completed Shareholder Application must be received by the Fund's transfer agent at one of the addresses above.

           The wiring instructions for Fund purchases are:

                            The Chase Manhattan Bank, N.A.
                            One Chase Manhattan Plaza
                            New York, NY  10081-1000
                            ABA #021000021
                            DDA #910-2-733160
                            Attn:  Bailard, Biehl & Kaiser Diversa Fund
                            Shareholder's Name: ______________________
                            Account Number: _________________________

Retirement Accounts: If you wish to establish a retirement account, please contact BB&K Fund Services at 800-882-8383 to discuss your options and to request the appropriate paperwork. Please note that the minimum initial investment amount for retirement accounts is also $5,000.

If a purchase is cancelled because your check or wire transfer does not clear, you will be responsible for any loss the Fund or the Adviser incurs. If you are currently a shareholder, the Fund can redeem shares from your account to reimburse the Fund or the Adviser for any loss. In addition, you may be prohibited or restricted from making future purchases in the Fund.

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Because of the additional cost to the Fund caused by investors who are trying to time the market with short-term purchases and redemptions, the Fund discourages "market timers" from investing in the Fund. The Fund reserves the right to refuse any purchases.

ADDITIONAL PURCHASES

The minimum amount for subsequent purchases is $100. You may make additional purchases by mail or by wire by using the addresses and wiring instructions listed in the previous section entitled New Accounts. Please be sure to include your account number on your check or wire whenever making additional purchases.

You may also make additional purchases by enrolling in our Automatic Investment Plan, which allows you to invest a minimum of $100 on a periodic basis directly from your checking or savings account. For more information and for an enrollment form, please contact BB&K Fund Services at 800-882-8383.

HOW TO SELL SHARES

You may sell all or a portion of your shares, at no charge, on any day the NYSE is open. If you use a broker/dealer to sell your shares, the broker/dealer may impose a fee for this service. The Fund's transfer agent will normally send the sale proceeds to you within seven days.

Below are your options for redeeming shares. Please note that the Fund's transfer agent, or an authorized broker or its designee, must receive any redemption request before 4:00 p.m. Eastern Time in order for the request to be processed that day. Any request received after that time will be processed on the next business day.

BY MAIL: You may redeem shares from your account by mailing your written request directly to the Fund's transfer agent at one of the addresses listed under How to Purchase Shares. Please reference your account number and be sure to have all required signers on the account sign the request. Please note that any written redemption request for an amount exceeding $50,000 requires a signature guarantee. A signature guarantee is also required if you request that the proceeds of your redemption be sent anywhere other than your address or bank of record. For more information on how to obtain a signature guarantee, please refer to the Fund's Statement of Additional Information or contact the Fund's transfer agent at 800-541-4366.

BY             If you have elected Telephone Redemption Privileges for your
TELEPHONE:     account either by checking the appropriate box on your
               Shareholder Application or by subsequently adding the service to your account, you may call the Fund's transfer agent directly at 800-541-4366 to request a redemption and have the proceeds sent to your address or bank of record. Redemption requests by telephone must be for at least $1,000 and not exceed $150,000.

               Neither the Fund nor its transfer agent will be liable for following telephone instructions that the Fund's transfer agent reasonably believes to be genuine.

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               If you wish to add Telephone Redemption Privileges to your existing account, please contact the Fund's transfer agent for the appropriate form. Please note that shares held in individual retirement plans or issued in certificate form are not eligible for telephone exchange or redemption privileges.

SYSTEMATIC     The Systematic Withdrawal Plan lets you withdraw a minimum of
WITHDRAWAL     $100 on a periodic basis. To request this feature, please check
PLAN:          the appropriate box on your Shareholder Application or contact the Fund's transfer agent at the telephone number above for the appropriate form. Please note that there is a $2 fee for each withdrawal under this plan. You must have a minimum account size of $10,000 to participate.

               Your options for receiving your redemption proceeds are:

BY CHECK:      A check will be sent to your address of record unless you
               indicate otherwise on your request.

BY WIRE: You may request to have your redemption proceeds wired directly to your bank account. Please note that there is a $10 fee for each wire.

If you are requesting a redemption shortly after a purchase by check was made in your account, the transfer agent may wait until the check clears before processing your request.

If the market value of your account should fall under $1,000, the Fund reserves the right to liquidate your account after providing you with a 30-day written notice.

If the amount you are redeeming exceeds 1% of the Fund's net assets or $250,000 during any 90-day period, the Fund reserves the right to honor your redemption request by distributing to you readily marketable securities instead of cash. You may incur brokerage and other costs in converting to cash any securities distributed.

EXCHANGING SHARES TO ANOTHER BAILARD, BIEHL & KAISER FUND

You can exchange your Fund shares for shares in any mutual fund offered by Bailard, Biehl & Kaiser at no charge. You may make your exchange request in writing directly to the Fund's transfer agent at either of the addresses listed under HOW TO PURCHASE SHARES. You may also make your request over the telephone by following the procedures described above regarding telephone redemptions. Exchanges may only be made between accounts with identical account registrations.

Exchanges can only be made in states where shares of the fund being purchased are qualified for sale, and the dollar amount of an exchange must meet the initial or subsequent minimum investment requirements of the fund being purchased. The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

Before making your exchange, please read carefully the prospectus for the fund in which you will invest. You may request the prospectus by contacting BB&K Fund Services at 800-882-8383.

STATEMENTS

You will receive a confirmation statement after your initial purchase and after each subsequent purchase or sale in your account. You will also receive a statement after each dividend and capital gain distribution.

DISTRIBUTIONS

The Fund intends to distribute any net investment income and net realized capital gains to its shareholders. All or a portion of the net investment income earned by the Fund is distributed as dividends on a quarterly basis. Any remaining net investment income earned and any short-term and long-term capital gains realized from the sale of securities from the Fund's portfolio are distributed annually, generally in December. Gains from investments held by the Fund for one year or less are short-term gains. Gains from investment held for over one year are long-term gains.

The amount of net investment income distributed and the characterization of Fund distributions for tax purposes may be affected, among other factors, by foreign currency exchange losses.

You have the choice of receiving your distributions from the Fund in cash or having your distributions reinvested in additional shares for your account. If you decide to have your distributions paid to you in cash, you may choose to have the proceeds sent to you by check or wired directly to your bank account. Unless you note otherwise on your Shareholder Application, your distributions will automatically be reinvested in additional shares of the Fund. You may change your distribution option at any time by sending your written request directly to the Fund's transfer agent. Please allow sufficient time for your request to be processed. The transfer agent must receive your request at least five days before the next distribution record date for it to be effective.

TAXES

For income tax purposes, net investment income dividends are generally taxed at your ordinary income rate. In addition, any net realized short-term capital gains are also taxable at your ordinary income rate. Net realized long-term capital gains distributed to you by the Fund are taxed at the long-term capital gains rate regardless of how long you held your shares. All dividends and distributions are taxable to shareholders whether the proceeds are received in cash or reinvested in additional shares. The Fund will inform you of the source and nature of the distributions at the time they are paid.

If you purchase shares shortly before the Fund makes a distribution, the distribution may return some of your initial capital to you in a taxable event. As a result, the Fund does not recommend that you make purchases shortly before a distribution.

When you sell your shares or exchange your Fund shares for shares in another fund, you may trigger a taxable event depending on the amount of your sale proceeds relative to your initial investment, and how long you held your shares.

Any loss recognized upon the sale of shares held for twelve months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gains during the period the shares were held. Dividends and distributions payable to shareholders of record as of a date in October, November or December of any year will be deemed to have been paid by the Fund and received by shareholders on December 31 if the dividends are paid by the Fund at any time during the following January.

Investors are urged to consult their own tax advisers to determine the effect of an investment in the Fund upon their individual tax situations.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 fiscal years. Certain information reflects financial results for a single Fund share. The total returns in this table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Annual Report for the Fund, which is available upon request.

For a share outstanding throughout the period:

                                                        For the Years Ended September 30,
                                            ---------------------------------------------------------
                                              1999        1998         1997        1996      1995
                                              ----        ----         ----        ----      ----
Net Asset Value, Beginning of Period        $ 12.99     $ 13.91      $ 13.39     $ 13.20   $ 12.01
                                            -------     -------      -------     -------   -------

INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income                        0.28(1)     0.13(1)      0.40(1)     0.31      0.38(1)
  Net Realized/Unrealized Gain (Loss) on
    Securities and Foreign Currency            0.90        0.23         1.92        0.96      1.13
                                            -------     -------      -------     -------   -------
  Total from Investment Operations             1.18        0.36         2.32        1.27      1.51
                                            -------     -------      -------     -------   -------

LESS DISTRIBUTIONS:
  From Net Investment Income                  (0.13)      (0.23)       (0.42)      (0.32)    (0.26)
  From Net Realized Gains                     (0.96)      (1.05)       (1.38)      (0.76)    (0.06)
                                            -------     -------      -------     -------   -------
  Total Distributions                         (1.09)      (1.28)       (1.80)      (1.08)    (0.32)
                                            -------     -------      -------     -------   -------

  Net Asset Value, End of Period            $ 13.08     $ 12.99      $ 13.91     $ 13.39   $ 13.20
                                            =======     =======      =======     =======   =======

  Total Return                                 9.25%       2.98%       19.14%      10.09%    12.83%

RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (000's)         $34,548     $35,329      $37,471     $36,566   $40,688

  Ratio of Expenses to Average Net Assets
    Before Expenses Paid Indirectly            1.95%       1.86%        1.84%       1.99%     1.85%
    After Expenses Paid Indirectly             1.95%       1.80%(2)     1.84%       1.99%     1.85%
  Ratio of Net Investment Income to
    Average Net Assets                         1.51%       1.34%        1.87%       2.09%     2.97%

  Portfolio Turnover Rate                        54%         59%          66%        68%       166%

----------
(1) Net investment income per share has been computed before adjustments for book/tax differences.
(2) The Fund had entered into an agreement with the Custodian where the daily interest earned from the Fund's cash balance would be applied as a credit to the custody fees for the Fund. For the year ended 9/30/98 the Fund earned $23,479 in such credits.

The following information is available by request at no charge:

SHAREHOLDER REPORTS:

Additional information about the Fund's investments and performance is available in the Fund's Quarterly, Semi-Annual, and . Annual Reports to shareholders. The Annual Report discusses the market conditions and Investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):
The SAI provides further detail about the Fund's investment policies, risks and operations. It is incorporated by reference into this prospectus, and is legally a part of this prospectus.

To request this information or make any additional inquiries please contact us at:

BB&K Fund Services, Inc.
950 Tower Lane, Suite 1900
Foster City, CA 94404-2131
Toll free (800) 882-8383
info@bailard.com


Information about the Fund may be reviewed and copied at the Securities and Exchange Commission's (SEC) public reference room in Washington, DC. Information regarding the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090, or sending an email to: publicinfo@sec.gov. Reports and other information about the Fund are also available at the SEC's Internet site at http://www.sec.gov. Copies of this information may also be obtained by writing and paying a duplicating fee to: Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Ticker:  DVERX
SEC File Number: 811-4828

                      BAILARD, BIEHL & KAISER DIVERSA FUND
                       STATEMENT OF ADDITIONAL INFORMATION
                                JANUARY 27, 2000

This Statement of Additional Information is not a Prospectus, but contains information in addition to that contained in the Prospectus, which may be of interest to some investors. This Statement of Additional Information should be read in conjunction with the Prospectus dated January 27, 2000. You can request the Prospectus by writing directly to us at the address above or by calling us at (800) 882-8383.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Investment Objectives, Policies and Restrictions..........................  B-2
Net Asset Value...........................................................  B-8
Purchases, Exchanges Redemptions..........................................  B-9
Distributions and Taxes...................................................  B-10
Trustees and Officers.....................................................  B-13
Investment Advisory and Other Services....................................  B-15
Portfolio Transactions and Brokerage Commissions..........................  B-17
Shareholder Information...................................................  B-18
Performance Data..........................................................  B-19
Financial Statements......................................................  B-19

Appendix A (Bond and Commercial Paper Ratings)............................  B-20

Appendix B (Hedging and Other Transactions)...............................  B-22

                This Statement of Additional Information Does Not
                     Constitute an Offer to Sell Securities.

THE FUND: The Bailard, Biehl & Kaiser Diversa Fund (the "Fund") is a diversified series of the Bailard, Biehl & Kaiser Fund Group, an open-end management investment company organized in 1986 as a Massachusetts business trust.

                      INVESTMENT POLICIES AND RESTRICTIONS

U.S. STOCKS: The Fund will invest in the common and preferred equity securities of U.S.-based companies whose activities will normally represent at least eight of the following eleven economic sectors (each of which includes several industry groups): BASIC INDUSTRY, CAPITAL GOODS, COMMUNICATION SERVICES, CONSUMER CYCLICALS, CONSUMER STAPLES, ENERGY AND NATURAL RESOURCES (including precious metal-related securities), FINANCE (including real estate securities), HEALTH CARE, HIGH TECHNOLOGY, TRANSPORTATION and UTILITIES. The Fund may also invest in American Depository Receipts (ADRs) with respect to foreign companies with significant U.S. operations. A purchase of an unsponsored ADR may have limited voting rights and the Adviser may receive less information about the issuer of the underlying security than with a sponsored ADR. The Fund anticipates that no more than one-third of this asset class will be invested in companies operating in any one sector, although the Fund may exceed this guideline from time to time. The Fund will invest in stocks that are listed on an exchange or that are traded over the counter.

REAL ESTATE SECURITIES: As part of the finance sector, the Fund may invest in the equity securities of real estate related companies (i.e., companies at least 50% of whose assets consist of real property held for sale or investment or at least 50% of whose products or services are provided to the real estate industry), real estate investment trusts and real estate limited partnerships. All of these securities must be publicly traded. However, the Fund will only invest in real estate limited partnerships that are listed on the New York Stock Exchange or the American Stock Exchange.

Investing in real estate securities may subject the Fund to risks associated with the direct ownership of real estate, such as declines in the value of real estate, changes in general and local economic conditions and increases in interest rates. In addition, real estate investment trusts are dependent upon management skill, are non-diversified (and hence dependent on the success of a single project or a limited number of projects), and are subject to heavy cash flow dependency, defaults by borrowers and self liquidation. Equity real estate investment trusts may be affected by any changes in the value of the underlying property owned by the trusts. Mortgage real estate investment trusts may be affected by the quality of any credit extended.

PRECIOUS METALS-RELATED SECURITIES: As part of the energy and natural resources sector, the Fund may invest in the equity securities of companies that explore for, extract, process or deal in precious metals like gold, silver, palladium and platinum. The Fund will purchase such securities when the Adviser believes they are attractively priced in relation to the value of a company's precious metal-assets or when the Adviser believes the value of precious metals are likely to appreciate.

The prices of precious metals-related securities have been very volatile historically. They may depend on financial conditions and the creditworthiness of the issuer, as well as the value of the underlying assets. The earnings and financial condition of precious metals-related companies may also be adversely affected by volatile precious metals prices.

INTERNATIONAL STOCKS: To the extent practicable, the Fund will invest the international stock portion of its portfolio in roughly the same eleven economic sectors that it uses to invest in domestic stocks. The Fund anticipates that no more than one-third of its international stock portfolio will be invested in any one economic sector, although the Fund may exceed this guideline from time to time.

The Fund may invest in American Depository Receipts (ADRs), Global Depository Receipts (GDRs), and International Depository Receipts (IDRs). A purchaser of an unsponsored ADR, GDR or IDR may have limited voting rights and may receive less information about the issuer of the underlying security than with a sponsored ADR, GDR or IDR.

INVESTMENT COMPANIES: The Fund may invest in the equity securities of U.S. and foreign investment companies. Such securities will be considered either U.S. stocks or international stocks, respectively, even though the portfolios of the investment companies may include other types of assets. The Fund's purchase of securities of another investment company results in the layering of expenses, so that you will directly bear the expenses of the Fund and indirectly bear a proportionate share of the expenses of the other investment company. Except as permitted under the 1940 Act, the Fund will not invest its assets in more than 3% of the outstanding voting stock of any other investment company. In addition, it will not invest more than 5% of its total assets in any other investment company or more than 10% of its total assets in investment companies as a group. The Fund, together with other investment companies having the same investment adviser, will not invest in more than 10% of the outstanding voting stock of any closed-end investment company, unless the security is acquired pursuant to a plan of reorganization or a Securities and Exchange Commission approved offer of exchange. Finally, the Fund will not purchase the securities of any investment company that is sponsored or managed by the Adviser.

U.S. CASH EQUIVALENTS: The Fund may invest this portion of its portfolio in the following instruments with a maturity of less than one year: repurchase agreements, issues of the U.S. Government and its agencies and instrumentalities (including Treasury bills, notes and bonds), U.S. banks (including certificates of deposit, securities backed by letters of credit, bankers' acceptances and fixed time deposits) and other domestic institutions (including commercial paper). The Fund will not invest in time deposits maturing in over seven days in an amount exceeding 10% of its total assets.

REPURCHASE AGREEMENTS: Repurchase agreements represent agreements in which the Fund acquires securities from a seller who agrees to repurchase such securities at a later date at a specified time and price. The securities acquired by the Fund will be U.S. Treasury securities, and the Fund will enter into repurchase agreements only with registered broker-dealers and with domestic banks or other financial institutions regulated by the FDIC and having total assets in excess of $10 billion. The seller's obligation to repurchase is fully collateralized with other securities in which the Fund can invest. The value of the collateral, including accrued interest, will be marked to market daily. The Fund's right to liquidate its collateral in the event of a default by the seller could involve certain costs, losses on delays, and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Fund could suffer a loss. If the value of the collateral should decrease below the resale price of the securities acquired, including accrued interest, additional collateral is required to be deposited.

INTERNATIONAL CASH EQUIVALENTS: The Fund may invest this portion of its portfolio in the following securities with a maturity of one year or less: (1) debt obligations issued or guaranteed by a foreign sovereign government or one of its agencies or political subdivisions; (2) debt obligations issued or guaranteed by supra-national organizations such as the World Bank; (3) debt obligations of foreign banks and bank holding companies; (4) foreign corporate debt securities; (5) debt obligations of domestic banks and corporations issued in foreign currencies; (6) foreign commercial paper; and (7) repurchase agreements involving these securities. Repurchase agreements involving foreign instruments are subject to restrictions and risks similar to those described above with respect to domestic securities.

EURO: On January 1, 1999, eleven major European countries participating in the Economic and Monetary Union adopted a new single currency, the Euro, which will replace the national currencies of the participating countries. Most of the affected securities have already been redenominated in Euros. However, no one knows how smooth the conversion to the Euro will actually be. The monetary conversion affects clearing and payment systems, as well as financial institutions' operating systems. These and other factors, including political and economic risk, could cause market disruptions. Although it is not possible to fully predict the impact of the Euro on the Fund, the Adviser is taking steps to make the transition as smooth as possible.

HEDGING TRANSACTIONS: The Fund may hedge foreign currency risk through the use of direct hedges, indirect hedges and cross hedges. The Fund may directly hedge a currency risk when it believes that the currency in which a particular portfolio security is denominated may suffer a substantial adverse movement against the U.S. dollar. For example, to directly hedge a position, the Fund could sell an amount of such foreign currency, or buy an amount of the U.S. dollar, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency.

Indirect hedges are similar to direct hedges, except that in an indirect hedge, the Fund hedges a portfolio security's currency risk with a different, or proxy, currency that is expected to trade closely to the portfolio security's underlying currency. Indirect hedges may be used when the Fund believes that the currency risk associated with a portfolio position can be hedged more effectively through the purchase or sale of the proxy currency due to better liquidity, lower transaction costs and/or relative currency expectations.

The Fund may enter into a cross-hedge when it believes that the currency in which a particular portfolio security is denominated may suffer a substantial adverse movement against a currency other than the U.S. dollar. If one currency is expected to decrease against another currency, the Fund may sell the currency expected to weaken and buy the currency expected to strengthen. The Fund may also initiate a foreign currency position that increases the exposure of the Fund to that currency. Typically, this would be done when the Fund likes the currency of a country but not the stocks or bonds of that country. To offset an underweight (or no) securities position in that country, the Fund may add a foreign currency position that is larger than the securities position. Under such circumstances, the Fund's foreign currency position in a country will not exceed that of its neutral weighting for the country.

Generally, to hedge a risk associated with or as a substitute for a market, economic sector or industry, the Fund may enter into Options, Futures Contracts or Options on Futures Contracts involving financial indices (including stock, bond, and U.S. and foreign securities indices). A financial index is a composite of the market prices of the securities that make up the index. An index may be broad based (comprised of many securities and designed to be representative of an overall market, e.g., the CAC-40 Index of French securities) or narrow based (designed to be representative of a particular industry or market sector, e.g., the Morgan Stanley Global Utilities Index). An index may also be composed of U.S. securities (e.g., the S&P 500 Stock Index) or foreign securities (e.g., the International Market Index) or a combination of both (e.g., the Morgan Stanley World Index). Financial indices are used as the underlying value of Options, Futures Contracts and Options on Futures involving financial indices.

The Fund will not engage in a transaction involving Forward Contracts or Futures Contracts, and will not write Options or Options on Futures Contracts unless its position is "covered" by an offsetting position or transaction, or liquid assets equal to the amount of the Fund's contingent obligations are held by the Fund's custodian in a segregated account. For a more detailed description of covered transactions, see Appendix B.

FORWARD CONTRACTS. A Forward Contract is an obligation to purchase or sell a specific currency for an agreed price at a future date and is individually negotiated and privately traded by currency traders and their customers. The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the Forward Contract is entered into and the date it matures. Forward Contracts may limit potential gain from a positive change in the relationship between currencies, and unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts.

OPTIONS. The Fund may purchase and write call and put Options on debt securities, financial indices and foreign currencies. Call Options on debt securities and foreign currencies give the holder the right, in exchange for a premium, to buy the underlying security or currency at a stated price while the counterparty is obligated, upon exercise, to sell such security or currency. Put Options on debt securities and foreign currencies give the holder the right, in exchange for a premium, to sell the underlying security or currency at a stated price while the counterparty is obligated, upon exercise, to buy such security or currency. An Option on a financial index is similar to an Option on a security or foreign currency, except that exercise of the Option results in the payment of a cash settlement instead of the purchase or sale of securities that underlie the index. The amount of the cash settlement depends on the change in the value of the index underlying the Option.

The purchase of an Option may constitute an effective hedge against fluctuations in currency exchange or interest rates, or changes in market conditions, although, in the event of movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. The writing of Options constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell debt securities, foreign currencies, or other assets at disadvantageous rates, thereby incurring losses.

Options written or purchased by the Fund will be traded on U.S. and foreign exchanges or, provided a sufficiently liquid secondary market exists, over-the-counter markets. Over-the-counter Options purchased by the Fund and the value of securities used to cover over-the-counter Options written by the Fund will be deemed to be illiquid subject to the Fund's policy limits on investments in illiquid securities.

FUTURES CONTRACTS. Generally, a Futures Contract is an exchange traded contract for the purchase or sale for future delivery of the underlying asset. A sale of a Futures Contract on a debt security or foreign currency is the acquisition of a contractual obligation to deliver the security or currency called for by the contract at a specified price in a fixed delivery month. A purchase of a Futures Contract on a debt security or foreign currency means the acquisition of a contractual obligation to acquire the security or currency called for by the contract at a specified price in a fixed delivery month. A Futures Contract on a financial index, like an Option on a financial index, results in the payment of a cash settlement instead of the delivery of the securities that underlie the index. The amount of the cash settlement depends on the change in the value of the index underlying the Futures Contract. The successful use of Futures Contracts will usually depend on the Fund's ability to correctly predict currency exchange and interest rate movements and market conditions. Should rates or markets move in an unexpected manner, the Fund may not achieve the anticipated benefits of Futures Contracts or may realize losses. Losses from Futures Contracts are potentially unlimited.

OPTIONS ON FUTURES CONTRACTS. Call Options on Futures Contracts give the holder the right, in exchange for a premium, to take the position of a buyer in a specified Futures Contract while the counterparty is obligated, upon exercise, to take the position of a seller in that Futures Contract. Put Options on Futures Contracts give the holder the right, in exchange for a premium, to take the position of a seller in a specified Futures Contract while the counterparty is obligated, upon exercise, to take the position of a buyer in that Futures Contract. Depending on the pricing of an Option on a Futures Contract compared to either the price of the Futures Contract upon which it is based or the price of the underlying asset, an Option on a Futures Contract may entail more or less risk than ownership of the Futures Contract upon which it is based or the underlying asset. Options on Futures Contracts hedge positions and transactions in a manner similar to Options. For more information on the uses and limits of Options on Futures Contracts, see "Options."

SPOT TRANSACTIONS. The Fund also engages in foreign currency exchange transactions on a spot (i.e., current) basis in connection with the investment of cash balances held by the Fund outside of the United States. The purpose of these cash balances is to provide liquidity for operations. The Fund expects to invest its cash balances primarily in bank accounts or similar investments denominated in foreign currencies in lieu of dollar-denominated bank accounts or investments. This should permit the Fund to profit from declines in the value of the dollar during periods when the dollar is declining relative to the foreign currencies in which its cash balances are invested. There is, however, no guarantee that the Adviser will correctly anticipate currency fluctuations. Accordingly, if the Fund's cash balances are maintained in investments denominated in foreign currencies during periods when the value of the dollar is appreciating relative to those foreign currencies, the Fund will experience losses. The Fund will also incur service charges in connection with each currency conversion.

RISKS OF HEDGING TRANSACTIONS: Hedging Transactions cannot eliminate all risks of loss to the Fund and may prevent the Fund from realizing some potential gains. The projection of short-term currency exchange and interest rates and other market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Among the risks of Hedging Transactions are: incorrect prediction of the movement of currency exchange and interest rates and other market conditions; imperfect correlation of currency movements in cross-hedges and indirect hedges; imperfect correlation in the price movements of Futures Contracts and Options on Futures Contracts with the assets on which they are based; lack of liquid secondary markets and the inability to effect closing transactions; costs associated with effecting such transactions; inadequate disclosure and/or regulatory controls in certain markets; counterparty default with respect to transactions not executed on an exchange; trading restrictions imposed by governments, or securities and commodities exchanges; and governmental actions affecting the value or liquidity of currencies, securities and indices. Hedging Transactions may be effected in foreign markets or on foreign exchanges and are subject to the same types of risks that affect foreign securities.

Indirect hedges and cross-hedges are more speculative than other hedges because they are not directly related to the position or transaction being hedged. With respect to indirect hedges, movements in the proxy currency may not precisely mirror movements in the currency in which portfolio securities are denominated. Accordingly, the potential gain or loss on an indirect hedge may be more or less than if the Fund had directly hedged a currency risk. Similar risks are associated with foreign currency cross-hedge transactions. In a cross-hedge, the foreign currency in which a portfolio security is denominated is hedged against another foreign currency, rather than the U.S. Dollar. Cross-hedges may also create a greater risk of loss than other Hedging Transactions because they may involve hedging a currency risk through the U.S. Dollar rather than directly to the U.S. Dollar or another currency. Moreover, in some cases, the Fund's exposure to a foreign currency will be greater than its exposure to the securities of that country.

In order to help reduce certain risks associated with Hedging Transactions, the Board of Trustees has adopted the requirement that Forward Contracts, Options, Futures Contracts and Options on Futures Contracts be used as a hedge or as a substitute for an underlying securities or currency position and not for speculation. In addition to this requirement, the Board of Trustees has adopted the following percentage restrictions on the use of Options, Futures Contracts and Options on Futures Contracts:

   (i) The Fund will not write a put or call Option if, as a result thereof, the aggregate value of the assets underlying all such Options (determined as of the date such Options are written) would exceed 25% of the Fund's net assets.

  (ii) The Fund will not purchase a put or call Option or Option on a Futures Contract if, as a result thereof, the aggregate premiums paid on all Options or Options on Futures Contracts held by the Fund would exceed 20% of the Fund's net assets.

 (iii) The Fund will not enter into any Futures Contract or Option on a Futures Contract if, as a result thereof, the aggregate margin deposits and premiums required on all such instruments would exceed 5% of the Fund's net assets.

In order to help reduce the risk of counterparty default in Forward Contracts and Options traded over-the-counter, the Fund will only enter into such transactions with registered broker-dealers, or with banks or other financial institutions regulated by the FDIC or having assets in excess of $1 billion, in each case having a net worth of at least $20 million. For a more detailed discussion of the uses, risks and costs of Hedging Transactions, see Appendix B.

FUNDAMENTAL POLICIES: The Fund seeks to limit the risk of investment losses by adhering to the following "fundamental policies." These investment restrictions can be changed only with the approval of a vote of a "majority of the outstanding voting securities" of the Fund as defined in the Investment Company

Act of 1940 (the "1940 Act"). This requires a vote of (a) 67% or more of the shares of the Fund represented at a meeting where more than 50% of the Fund's shares are represented, or (b) more than 50% of the outstanding shares of the Fund, whichever is less. The fundamental policies provide that the Fund will not:

1. Invest in securities of any one issuer (other than cash and cash items, and securities of the United States Government and its agencies and instrumentalities), if immediately after and as a result of such investment more than 5% of the Fund's total assets would be invested in the securities of such issuer.

2. Invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry (other than the United States Government and its agencies and instrumentalities).

For the purposes of this restriction, the Fund currently deems the following eleven economic sectors, representing the industry groups indicated in parentheses, to be separate industries: BASIC INDUSTRY (aluminum, chemicals, containers, fertilizer, paper, steel), CAPITAL GOODS (agricultural machines, construction machines, electricals, machine tools, miscellaneous capital goods), COMMUNICATION SERVICES (telecommunications), CONSUMER CYCLICALS (advertising, auto/parts/tires, broadcasting, entertainment, forest products, home builders/mobile homes, home furnishings/appliances, hotel/motel, newspapers, publishing, restaurants, retailing (food, drug, department), waste management), CONSUMER STAPLES (apparel, brewers, cosmetics, distillers, food, photography, soft drinks, shoes, soaps, textiles, tobacco, toys), ENERGY AND NATURAL RESOURCES (coal, domestic oils, exploration (on and offshore), gas pipelines/distribution, gold and precious metals, international oils, metals, oil service), FINANCE (banks (NYC/regional), insurers (multi,casualty,life), finance companies, miscellaneous finance, real estate, savings and loan companies), HEALTH CARE (drugs, hospital management, hospital supply), HIGH TECHNOLOGY (business equipment, computer services, defense electronics, electronic-instrumentation, electronic - semiconductors, electronic warfare), TRANSPORTATION (air freight, air transport, railroads, trucking), and UTILITIES (electric, gas pipelines, water).

3. Acquire more than 10% of the outstanding voting securities of any one issuer or invest for the purpose of exercising control.

4. Invest in companies for the purpose of exercising control or management.

5. Purchase or sell real property; provided that the Fund may invest in publicly traded securities secured by real estate or interests therein or issued by companies, which invest in real estate or interests therein.

6. Purchase or sell commodities or commodity contracts or invest in put, call, straddle or spread options or in interests in oil, gas or other mineral exploration or development programs; provided, however, that the Fund may invest in precious metals, in the securities of companies that explore for, extract, process in precious metals and in asset-based securities related to precious metals. In addition, this policy will not prevent the purchase, ownership or sale of warrants or other rights where the grantor of the warrants is the issuer of the underlying securities ("grantor warrants"); provided that the Fund will not purchase a grantor warrant if, as a result thereof, the aggregate market value of all purchased grantor warrants then owned exceed 5% of the total assets of the Fund or 2% of the total assets of the Fund in the case of warrants which are not listed on the New York Stock Exchange or the American Stock Exchange. Moreover, and notwithstanding the restriction, the Fund may purchase and sell foreign currencies on a current basis, an may engage in interest rate, foreign currency and market hedging transactions, including investing in, writing and purchasing forward contracts, options, future contracts and options on futures contracts on debt securities, financial indices and foreign currencies.

7. Issue senior securities or borrow money, except that the Fund may borrow from a bank as a temporary measure for extraordinary or emergency purposes in amounts not exceeding 5% of its total assets and except that the Fund may obtain such credit as may be necessary for the clearance of purchases or sales of securities. For the purposes of this restriction, neither margin or collateral arrangements with respect to forward contracts, options, futures contracts or options on futures contracts, nor the purchase or sale of forward contracts, options, futures contracts or options on futures contracts, are deemed to be the issuance of a senior security or borrowing.

8. Mortgage, pledge or in any other manner transfer any of its assets as security for any indebtedness, except to secure borrowings described above or to obtain such credit as may be necessary for the clearance of purchases or sales of securities. For the purpose of this restriction, margin or collateral arrangements with respect to forward contracts, options, futures contracts and options on futures contracts, are not deemed to be a pledge of assets.

9. Purchase any securities on margin or effect short sales, except that the Fund may obtain such credit as may be necessary for the clearance of purchases or sales of securities. The deposit by the Fund of initial or variation margin in connection with forward contracts, options, futures contracts and options on future contracts will not be considered the purchase of a security on margin.

10. Engage in the business of underwriting securities issued by others, or purchase illiquid securities, i.e., securities subject to contractual restrictions on disposition or legal restrictions on disposition in all of the principal markets where traded, repurchase agreements maturing in over seven days, or securities that are not otherwise readily marketable, if such purchase will result in more than 10% of the value of its assets then being invested in such illiquid securities.

11. Invest in securities of an issuer, which, together with any predecessor, has been in operation for less than 3 years if, as a result, more than 5% of the Fund's total assets would then be invested in such securities.

12. Participate on a joint or a joint and several basis in any trading account in securities. (The "bunching" or combining of orders for the sale or purchase of marketable securities with other accounts under the management of the Adviser to save brokerage costs or achieve an average price among them is not deemed to result in a securities trading account.)

13. Make loans of money or securities to any person or firm, except through the purchase of debt securities in accordance with the Fund's investment objectives and policies.

14. Purchase securities from or sell securities to its officers or directors or other "interested persons" of the Fund as defined in the 1940 Act.

15. Purchase or retain the securities of an issuer if, to the Fund's knowledge, one or more of the officers or directors of the Fund, or one or more of the officers or directors of the Adviser, individually own beneficially more than 1/2 of 1% of the securities of such issuer or together own beneficially more than 5% of such securities.

Unless otherwise specified, if a percentage restriction on an investment or utilization of assets set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changing values or a similar event (such as a reduction in the size of the Fund occasioned by the redemption of shares) will not be considered a violation of the Fund's investment restrictions.

                                NET ASSET VALUE

The net asset value per share, on which purchase, exchange and redemption prices are based, is calculated in accordance with the formula and at the times set forth in the Prospectus. As of the date of this Statement of Additional Information, the Fund understands that the New York Stock Exchange will be closed (and, thus, no net asset value will be calculated) on the following U.S. holidays: New Year's Day, Martin Luther King, Jr.'s Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Equity securities traded on an exchange or on the NASDAQ National Market System are valued at the closing price. If there has been no sale on such date or if the closing price is not the last sale price, then the security is valued at the mean of the closing bid and asked prices on such day. Equity securities that are not traded on an exchange or on the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

Short-term debt obligations with a remaining maturity of 60 days or less are valued at amortized cost. Other debt securities are valued at prices provided by one or more bona fide market-makers as of the closing of the relevant market.

Options on futures contracts, and exchange-traded options other than index options, are valued at the last sale price listed on the exchange on which they are traded, unless no sales of such options have taken place that day, in which case they will be valued at the mean between their closing bid and asked prices. Exchange-traded index options are valued at the last sale price only if that price falls on or between the closing bid and asked prices on that day. If the last sale price falls outside of the range of the closing bid and asked prices, or if there has been no sale that day, then the index option will be valued using the mean of the closing bid and asked prices. Options traded over-the-counter are valued at the most recent bid quotation in the case of purchased options and at the most recent asked quotation in the case of written options. When the Fund writes an option, an amount equal to the premium received is included as an asset, and an equivalent deferred credit is included as a liability and marked to market on a daily basis. If a call option written by a Fund is exercised, the proceeds are increased by the premium received. If a call option written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, the Fund will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction. If a put option held by the Fund is exercised, the amount the Fund receives on sale of the underlying investment is reduced by the amount of the premium paid by the Fund.

Futures contracts are valued at the last settlement price as of the close of the commodity exchange on which they are traded. Forward currency contracts are valued based on their amortized forward points and the closing spot price of their underlying currencies as of 11:00 A.M. New York time. Foreign securities and cash are converted into U.S. dollar values at the mean of the bid and asked prices for the underlying currencies as of the same time.

All prices are taken from the primary market in which the portfolio security or other asset is traded.

The Board of Trustees has delegated to the Fund's Custodian and the Adviser the authority to make valuations of marketable securities and rate of exchange determinations in accordance with the standards described above. If market quotations are not readily available for valuation purposes, portfolio securities and other assets will be valued by, or under the direction of, the Board of Trustees in such manner as the Board of Trustees deems, in good faith, appropriate to reflect the fair value thereof.

                  PURCHASE, EXCHANGE AND REDEMPTION OF SHARES

You may purchase, redeem or exchange shares on any day the NYSE is open as provided in the Fund's prospectus.

GOOD ORDER. A purchase, redemption or exchange request is deemed to be received in good order when all required paperwork, stock powers, monies, signatures and signature guarantees are received by the transfer agent, or an authorized broker or its designee.

AUTHORIZED BROKERS. The Fund has authorized one or more brokers to receive purchase and redemption orders, and to designate other intermediaries to receive such orders, on its behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or designee receives the order. Orders will be priced at the Fund's net asset value next determined after receipt by an authorized broker or designee in good order.

CERTIFICATES AND STOCK POWERS. Because of the costs and risks involved to shareholders of holding shares in certificate form, any shares purchased will be held by the transfer agent and not issued in certificate form unless a certificate is requested by the shareholder. In the case where a certificate is issued and the shareholder requests a redemption, the certificate and a stock power endorsed by the shareholder exactly as the shares are registered must be returned to the Fund's transfer agent before the redemption request will be processed.

SIGNATURE GUARANTEE. Some redemption requests may require a signature guarantee depending on the amount being requested and where the proceeds are to be sent. A signature guarantee is a widely accepted way to protect shareholders and the Fund by verifying the signature on the request. Signature guarantees should not be qualified in any way, whether by date or otherwise. Signatures must be guaranteed by an "Eligible Guarantor Institution" and not by a notary public or any other person or entity. An "Eligible Guarantor Institution" means a bank, trust company, broker, dealer, municipal or government securities broker or dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association that is a participant in the Securities Transfer Agents Medallion Program ("STAMP") endorsed by the Securities Transfer Association.

AUTOMATIC INVESTMENT AND SYSTEMATIC WITHDRAWAL PLANS. You or the Fund may terminate the Automatic Investment Plan or Systematic Withdrawal Plan at any time upon written notice to the other. The Plans will also be terminated by the Fund's transfer agent on receipt of satisfactory evidence of your death or incapacity. Until it has received such notice, the Fund's transfer agent will not be liable for any deductions or payments in accordance with either Plan.

TELEPHONE TRANSACTIONS. Interruptions in telephone service may mean that you will be unable to effect a transaction by telephone when desired. When telephone transactions are difficult to implement, you should mail or send by overnight delivery a written request directly to the Fund's transfer agent. By making telephone exchanges or redemptions you may be giving up a measure of security that you may have had if such transactions had been in writing. The Fund and its transfer agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its transfer agent may be liable for any losses due to unauthorized or fraudulent instructions if such procedures are not followed. For your protection, the Fund's transfer agent records all telephone calls. Exchanges by telephone can only be made if your account registration has not changed within 30 days. Redemption proceeds are sent only to a shareholder's registered address or to a bank account previously designated by the shareholder. It is also the Fund's policy to mail a written confirmation to you at your address of record within five business days after any telephone transaction. The Fund or its transfer agent may refuse to honor any telephone transaction request if the Fund or its transfer agent believes, for any reason, that the request is unauthorized. You will be promptly notified of any refused telephone transaction request. Neither the Fund nor its transfer agent will be liable for following telephone instructions that the Fund's transfer agent reasonably believes to be genuine. Since you may bear the risk of loss in the event of an unauthorized telephone transaction, you should verify the accuracy of telephone transactions immediately upon receipt of the written confirmation.

Telephone transaction procedures may be modified or suspended without notice during periods of drastic economic or market changes, and may be modified or terminated on 60 days' notice to stockholders at any time.

                            DISTRIBUTIONS AND TAXES

For the fiscal year ended September 30, 1999, the Fund believes that it has qualified as a "regulated investment company" ("RIC") under Subchapter M of the Internal Revenue Code of 1986 (the "Code") and intends to be able to continue to so qualify in future years. Qualification as a RIC allows the Fund to qualify for "pass-through" treatment under the federal income tax laws, which means the Fund, subject to certain conditions and requirements, will not be subject to U.S. federal income tax on amounts it distributes to shareholders.

To qualify as a RIC, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, gains from the sale or other disposition of stocks, securities or foreign currencies, or certain other sources, (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government obligations, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government obligations or the securities of other regulated investment companies), and (c) distribute in each year at least 90% of its taxable and net tax-exempt income to shareholders.

For any year in which it does not qualify as a RIC, (a) the Fund will be taxed as an ordinary corporation, (b) distributions to shareholders will not be deductible by the Fund in computing taxable income, and (c) the Fund's distributions, to the extent made out of the Fund's current or accumulated earnings and profits, will be taxable to shareholders as dividends (regardless of whether they would otherwise have been considered long-term capital gains). Should the Fund be deemed a personal holding company, its undistributed income would be taxed at the highest marginal rate applicable to corporations and it could be subject to an additional personal holding company tax generally equal to 39.6% of its net undistributed dividend and interest income.

RICs are subject to a nondeductible 4% excise tax on the excess (if any) of the "required distribution" for a calendar year over the "distributed amount" for such year. To avoid imposition of such tax, a RIC generally will have to distribute in each calendar year at least 98% of its ordinary income for such calendar year and at least 98% of its capital gains for the 12-month period ending on October 31 of such year. The Fund intends to make sufficient distributions each year to avoid imposition of the excise tax.

Events subsequent to a dividend or distribution may cause the dividend or distribution to be recharacterized, in whole or in part, for U.S. federal income tax purposes. For example, if the fund incurs foreign currency losses that eliminate its tax-basis "earnings and profits," then distributions made during the year may be recharacterized as return of capital distributions for U.S. income tax purposes, rather than income distributions, thereby reducing each shareholder's basis in his Fund shares.

HEDGING AND OTHER TRANSACTIONS. The Fund is currently authorized to engage in Forward Contracts and to invest in or write Options, Futures Contracts and Options on Futures Contracts to hedge against changes in interest and foreign currency exchange rates and market movements and as a substitute for an underlying investment ("Hedging Transactions"). Certain of these transactions may be "Section 1256 contracts." Gains or losses on Section 1256 contracts generally are treated as 60% long-term and 40% short-term ("60/40") capital gains or losses. Also, any Section 1256 contracts that are held by the Fund at the end of a taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is generally treated as a 60/40 gain or loss.

Generally, any Hedging Transactions undertaken by the Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the Fund. For example, Hedging Transactions may convert gains, which would otherwise be taxable as long-term capital gain into short-term capital gain, which is taxed as ordinary income when distributed to shareholders. In addition, any losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because the straddle rules are complex and their interpretation unclear, the tax consequences to the Fund of Hedging Transactions are uncertain.

The Fund may make one or more of the elections available under the Code that are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and that will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in Hedging Transactions.

In addition, under the "conversion transaction" provisions of the Code, certain gains derived from the Fund's hedging or other activities may be recharacterized as ordinary income for federal income tax purposes. While some regulations have been issued under these provisions, the application of these provisions is expected to be further defined by additional regulations to be issued by the Treasury Department. The Adviser will take these provisions, regulations and any subsequent regulations into account in assessing the hedging and other strategies of the Fund.

The diversification and income requirements applicable to the Fund's assets and other restrictions imposed on the Fund by the Code may limit the extent to which the Fund will be able to engage in transactions in Forward Contracts, Options, Futures Contracts or Options on Futures Contracts.

CURRENCY FLUCTUATIONS -- "SECTION 988" GAINS OR LOSSES. Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Gains or losses with respect to Forward Contracts and certain Options, Futures Contracts and Options on Futures Contracts are generally treated as ordinary income or loss, although an election is available under certain circumstances that would result in capital gain or loss treatment. In addition, gains or losses on the disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition are generally treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment income to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's capital gains or losses.

CERTAIN FOREIGN TAX CONSEQUENCES. Foreign securities, such as those to be purchased by the Fund, may be subject to foreign taxes that could reduce the yield on such securities although a shareholder otherwise subject to United States federal income taxes may be entitled to claim a credit or deduction for such tax purposes, subject to certain limitations.

Dividends and interest received by the Fund in connection with its foreign securities investments may give rise to withholding and other taxes imposed by foreign countries, generally at rates from 10% to 35%. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to the limitations of the Code. Foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

Some investments made by the Fund may be treated as "passive foreign investment companies" ("PFICs") for U.S. income tax purposes. Investment by the Fund in PFICs could accelerate the stockholders' taxation, alter the timing or characterization of certain distributions to shareholders or subject the Fund to federal income tax or other charges in certain circumstances.

BACKUP TAX WITHHOLDING. Certain shareholders may be subject to backup tax withholding at a 31% rate. Generally, a shareholder will be subject to backup withholding if the shareholder fails to provide the Fund with its correct taxpayer identification number, or if the IRS notifies the Fund that the shareholder has underreported interest or dividends. In addition, shareholders that fail to certify that they are not subject to backup withholding (on the grounds only of underreporting and notice from the IRS) will be subject to backup withholding. Accordingly, to avoid being subject to backup withholding, investors who acquire shares in the Fund must certify that they have provided their correct taxpayer identification numbers and that they are not subject to backup withholding in the appropriate spaces on the application at the end of the Prospectus.

The discussion in the Prospectus, together with the foregoing, is a general and abbreviated summary of the tax consequences of investment in the Fund. Investors are urged to consult their own tax advisors to determine the effect of investment in the Fund upon their individual tax situations.

                             TRUSTEES AND OFFICERS

The management of the Trust in accordance with the laws of the state of Massachusetts, including the general overall supervision of the Fund's portfolio transactions, is the responsibility of the Board of Trustees. The names, business addresses and ages of the Trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth below:

                                                           Principal Occupations
                                 Position(s)  Held         and Other Affiliations
Name, Address and Age            With the Fund             During the Past 5 Years
---------------------            -------------             -----------------------
Thomas E. Bailard(1) (57)        Chairman of the Board,    Chairman, CEO and President of BB&K Holdings, Inc.
950 Tower Lane, Suite 1900       Chief Executive Officer   ("Holdings").  Chairman and Chief Executive Officer
Foster City, CA 94404            and Trustee               of Bailard, Biehl & Kaiser, Inc., the Fund's
                                                           investment adviser (the "Adviser").  Chairman of BB&K
                                                           Fund Services, Inc., The Fund's distributor (the
                                                           "Distributor")  Chairman of Bailard, Biehl & Kaiser
                                                           Real Estate Investment Trust, Inc. (the "REIT").

Burnice E. Sparks, Jr.(1) (51)   President                 Director, officer and currently President of the
950 Tower Lane, Suite 1900                                 Adviser. Director and Chief Executive Officer of the
Foster City, CA 94404                                      Distributor  since June 1992.  President and Director
                                                           of the Bailard, Biehl & Kaiser International Fund
                                                           Group, Inc. (the "International Fund Group").

Barbara V. Bailey(1) (41)        Treasurer                 Treasurer of BB&K Holdings, Inc. and Senior Vice
950 Tower Lane, Suite 1900                                 President and Treasurer/ Secretary of the Adviser
Foster City, CA 94404                                      since December 1995.  Treasurer of the International
                                                           Fund Group since September 1996.  Secretary of the
                                                           Distributor, and Treasurer and Secretary of the REIT
                                                           since January 1996.  Management consultant from
                                                           September 1995 to December 1995.  Account
                                                           Manager/Consultant at Watson Wyatt Worldwide from
                                                           December 1994 to September 1995.

Janis M. Horne(1) (44)           Secretary and Chief       Senior Vice President, Investment Counselor and Chief
950 Tower Lane, Suite 1900       Compliance Officer        Compliance Officer of the Adviser. Secretary and
Foster City, CA  94404                                     Chief Compliance Officer of the International Fund
                                                           Group.

Sofi Kyriakidis(1) (27)          Assistant Treasurer and   Employee of the Adviser since November 1995, most
950 Tower Lane, Suite 1900       Assistant Secretary       recently as Vice President.  Assistant Treasurer and
Foster City, CA 94404                                      Assistant Secretary of the International Fund Group
                                                           since September 1996.  Assistant Treasurer of the
                                                           REIT since June 1996.  Treasurer of the Distributor
                                                           since January 1996.  Correspondence Specialist at
                                                           Franklin Resources, Inc. from July 1994 to May 1995.

Shirley L. Clayton(2) (62)       Trustee                   President of Raven Biotechnologies, a biotechnology
122 Campo Bello Lane                                       firm, since January 1999.  Chief Financial Officer of
Menlo Park, CA 94025                                       Orquest, a biotechnology firm, from May 1998 to
                                                           January 1999.  President and Chief Operating Officer
                                                           of TopoMetrix, a manufacturer of scanning probe
                                                           microscopes from June 1993 to 1998. Director of the
                                                           International Fund Group.

Scott F. Wilson(2) (55)          Trustee                   General Partner of Transcontinental Capital Partners,
Transcontinental Capital                                   an investment banking firm, since 1991.  Shareholder
  Partners                                                 of Milbank Winthrop & Co., an investment adviser,
540 Cowper Street, Ste. 200                                since 1981.  Director of the International Fund Group.
Palo Alto, CA  94301

James C. Van Horne(2) (64)       Trustee                   A.P. Giannini Professor of Finance at Graduate School
Graduate School of Business                                of Business of Stanford University from September
Stanford University                                        1976 to the present. Director of Sanwa Bank
Stanford, CA  94305                                        California and Montgomery Street Income Securities,
                                                           Inc., a registered investment company.  Director of
                                                           the International Fund Group.

--------
(1) "Interested person" of the Company, as defined in the 1940 Act.
(2) Member of the Audit Committee.

The following table sets forth the compensation paid to the Trust's Trustees during the fiscal year ended September 30, 1999.

                               COMPENSATION TABLE

                                     Pension or                      Total
                                     Retirement    Estimated      Compensation
                                      Benefits       Annual      From Trust and
                       Aggregate     Accrued as     Benefits    Fund Complex (1)
  Name of Person     Compensation   Part of Trust     Upon          Paid to
   and Position       From Trust      Expenses     Retirement       Trustees
   ------------       ----------      --------     ----------       --------
Thomas E. Bailard
Trustee                $    0(2)         $0            $0           $     0

Shirley L. Clayton
Trustee                $6,667(3)         $0            $0           $20,000

Scott F. Wilson
Trustee                $6,667(3)         $0            $0           $20,000

James C. Van Horne
Trustee                $6,667(3)         $0            $0           $20,000

The Trust and the International Fund Group reimburse each Director and Trustee for travel and other out-of-pocket disbursements incurred in connection with attending Board meetings. The Trust and the International Fund Group also reimburse other travel expenses of Directors, Trustees and officers, including international travel expenses, incurred incident to the performance of duties as a Director, Trustee or officer.

----------
(1) A Fund Complex consists of investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any other investment companies. The Trust and the International Fund Group are considered to be part of the same Fund Complex.

(2) Does not include fees paid to the Adviser pursuant to the Management Agreement as described below under "INVESTMENT ADVISORY AND OTHER SERVICES".

(3) Consists of a $4,000 annual trustee fee plus $667 for each Board meeting attended in person.

                     INVESTMENT ADVISORY AND OTHER SERVICES

MANAGEMENT AGREEMENT

The Fund has entered into an Investment Management Agreement (the "Management Agreement") with Bailard, Biehl & Kaiser, Inc., a California corporation (the "Adviser" or "Bailard, Biehl & Kaiser") for investment advisory and certain portfolio transaction and administrative services dated March 15, 1990. The Adviser, subject to the general supervision of the Fund's Board of Trustees, is responsible for the overall management of the Fund's portfolio in accordance with the Fund's investment objectives, policies and restrictions. The Adviser is also responsible for making investment recommendations as to securities to be acquired, purchased or sold, for reviewing and selecting firms to effect the execution of portfolio transactions and for reviewing the execution of such transactions to ensure their overall reasonableness. In addition, the Adviser provides certain administrative services to the Fund, including the oversight of the various agents, records and reports of the Fund.

The Adviser receives a monthly fee calculated at an annual rate equal to .95% of the average net assets of the Fund up to $75 million, .80% of the next $75 million, and .65% of the average net assets in excess of $150 million. While the initial rate is higher than the rate charged by most other advisers, the Fund believes that it is justified by the complexity of the services provided by the Adviser. For the fiscal years ended September 30, 1997, 1998, and 1999, the total fees paid to the Adviser amounted to $350,110, $356,891 and $354,190, respectively

The Management Agreement may be terminated at any time, without penalty upon 60 days' written notice, by majority vote of the Board of Trustees of the Fund or by a vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Management Agreement may also be terminated by the Adviser upon not less than 180 days' written notice to the Fund and terminates automatically upon its assignment (as defined in the 1940
Act).

The Adviser has granted the Fund the right to use the designation "Bailard, Biehl & Kaiser" in its name and has reserved the right to withdraw its consent to the use of such designation by the Fund under certain conditions, including the condition that Bailard, Biehl & Kaiser ceases to act as the Fund's investment adviser, and to grant the use of such name to others, including any other investment company.

EXPENSES OF THE FUND

The Fund pays all of its own expenses (except for those expressly to be paid by the Adviser) including without limitation the following: all costs and expenses incident to the registration, including the maintenance of registration, of the Fund under the 1940 Act or the qualification of the shares of the Fund for sale under federal, state or other securities laws; printing or other reproduction and distribution of any prospectuses and any other documents necessary and incident to any public offering (other than costs incident to the reproduction and distribution of prospectuses to prospective new investors and the advertising of Fund shares, which are payable by the Adviser); charges and expenses of any registrar or custodian of the Fund; all auditing, accounting, bookkeeping and record keeping charges and expenses; transfer agent and dividend agent charges and expenses; all commissions payable on portfolio securities transactions; all taxes and organizational fees payable by the Fund to any federal, state or other governmental agencies; the costs of preparing and printing stock certificates; all expenses of meetings of shareholders and Trustees and of preparing, printing and mailing proxy statements and any reports to shareholders; fees and travel expenses of officers and Trustees; fees and expenses incident to any dividend or distribution reinvestment program; all charges and expenses of legal counsel for the Fund; fees and expenses incurred in obtaining rulings, advice or other information or counseling relating to the taxation of the Fund or its shareholders; all association dues; all interest payable on Fund borrowings; and all costs of information obtained from sources other than the Adviser or its affiliated persons (as defined in the 1940 Act) relating to the pricing and valuation of securities.

The Adviser pays certain expenses incurred in the Fund's day-to-day management, including the costs of office space and other facilities used by the Adviser, and salaries and expenses of personnel of the Adviser. As an accommodation to the Fund, from time to time, the Adviser directly pays certain expenses of the Fund (such as insurance premiums, Trustees' fees, and fees relating to state securities law filings) for which the Adviser is later reimbursed by the Fund. Disbursements by the Adviser on behalf of the Fund and their subsequent reimbursement by the Fund are effected only upon the prior approval of an officer of the Trust. For the fiscal year ended September 30, 1999, the Fund reimbursed the Adviser approximately $35,627.

OTHER SERVICES

BB&K Fund Services, Inc., 950 Tower Lane, Suite 1900, Foster City, California 94404 (the "Distributor"), is a registered broker/dealer and serves as the sole distributor for the Fund's shares pursuant to an agreement with the Fund. The Distributor receives no commission or other compensation from the Fund. The Fund's shares may also be purchased directly from the Fund.

The Adviser and the Distributor are wholly owned subsidiaries of BB&K Holdings, Inc. ("Holdings"), which may be deemed to be a controlling person of the Adviser and the Distributor. In addition, Thomas E. Bailard and his spouse, Terri, may be deemed to be controlling persons of the Adviser and the Distributor, by virtue of their beneficial ownership of more than 25% of the securities of Holdings, as individuals or trustees.

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, acts as Custodian of the Fund's assets and has been authorized to cause securities and other assets of the Fund to be held in separate accounts with various subcustodians in conformity with Section 17(f) of the 1940 Act and the rules thereunder. As part of the Custodian Agreement, the Fund's Custodian has agreed to act as the Fund's financial agent, and will maintain certain books and records for the Fund, perform the calculations necessary to compute the value of the Fund's investment securities and other assets and the net asset value of the Fund's shares, confirm all share purchases and redemptions to the Fund's Transfer Agent, provide financial reports to the Fund necessary to prepare its financial statements, and provide additional services of a similar nature. For services performed by the Custodian during the 1997, 1998 and 1999 fiscal years, the Fund paid $151,411, $144,197 and $146,629, respectively.

The Trust, on behalf of the Fund, has entered into an Administration Agreement dated as of April 1, 1994, as amended, with Investment Company Administration LLC ("ICA"), 2020 E. Financial Way, Suite 200, Glendora, California 91741. Pursuant to such agreement, ICA provides certain administrative services in connection with the management of the Fund's operations. Such services include:
(i) assisting the Fund's accountants in preparing financial reports, (ii) assisting the Fund's attorneys in preparing amendments to the Fund's registration statement, any proxy materials and other forms and reports to be filed with the SEC, (iii) preparing periodic reports to stockholders, (iv) monitoring compliance with the Fund's investment policies and restrictions, and
(v) other administrative matters. As compensation for such services, the Fund pays ICA an annual fee of $32,500.

Transfer agent and dividend paying agent services are provided by Chase Global Funds Services Company ("CGFSC"), P.O. Box 2798, Boston, Massachusetts 02208, an affiliate of The Chase Manhattan Bank, N.A. CGFSC also files applications under state law to register the Fund's shares for sale, and to register the Trust and/or the Trust's officers to sell the Fund's shares. For services performed by CGFSC during the 1997, 1998 and 1999 fiscal years, the Fund paid $36,898, $37,420 and $35,821, respectively.

PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, California 94105, serves as the Trust's independent accountants, providing audit services, including review and consultation in connection with various filings by the Trust with the Securities and Exchange Commission and tax authorities.

PERSONAL SECURITIES TRANSACTIONS

Officers, Directors, Trustees and employees of the Trust, the Distributor and the Adviser are permitted to invest in securities for their own account, including securities that may be purchased or held by the Fund. To address potential conflicts with the interests of the Fund that might arise from personal securities transactions, the Trust, the Distributor and the Adviser have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. These codes include certain preclearance and reporting procedures and certain restrictions on contemporaneous and short-term trading and on purchases of securities in private placements and initial public offerings.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The Adviser is responsible for the allocation of brokerage and reviews the efficiency of execution and reasonableness of the commissions charged. In effecting portfolio transactions, the Adviser seeks to obtain the best net results for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved. The Adviser generally seeks reasonably competitive commission rates in domestic and foreign transactions. Ordinarily, the Adviser purchases securities from the primary market, whether over-the-counter or listed, and listed securities may be purchased in the over-the-counter market if, in the judgment of the Adviser, it is the primary market.

Within the framework of the above policies, the Adviser may also consider research, investment information and other related services, such as price quotations, provided by brokers. In recognition of research services, the Adviser has the authority to cause the Fund to pay brokerage commissions (which are negotiated in the case of domestic stock exchange transactions, but which are often fixed in the case of foreign stock exchange transactions) in excess of that which other brokers might charge for effecting the same transaction. As a consequence, the Fund could pay a broker that furnishes research services for the Adviser a higher commission than that which might be paid to another broker that does not furnish research services, or that furnishes research services deemed to be of lesser value, if such commission is deemed reasonable in relation to the value of the brokerage and research services provided by the broker, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to the Fund. Research services that could be provided could include analyses of industries, statistical or economic information or analyses of issuers. The Fund may also place orders for securities transactions with its Custodian in return for a discount on the Fund's custodial fees. This practice will have the effect of reducing the amount of expenses reported in the Fund's financial statements. The Adviser will review, from time to time, brokerage commissions paid on behalf of the Fund with a view to determining their reasonableness in relation to brokerage commissions paid by other similarly situated investors.

The extent to which commissions charged by brokers may reflect an element of value for research services cannot be determined. To the extent that research services of value are provided by brokers through whom the Fund places portfolio transactions, the Adviser may be relieved of expenses that it might otherwise bear. Research services furnished by brokers could be useful and of value to the Adviser in serving its other clients as well as the Fund. On the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Fund. It is not the Fund's practice to allocate portfolio securities business on the basis of sales of its shares. For the fiscal year ended September 30, 1999, the Adviser estimates that the Fund paid $23,603 in brokerage commissions, involving $8,609,336 of portfolio transactions, to brokers with whom the Adviser had an arrangement to receive research or related services.

There are occasions on which portfolio transactions for the Fund may be executed as part of concurrent authorizations to purchase or sell the same security for other accounts served by the Adviser, some of which accounts have investment objectives similar to the Fund's investment objectives. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they will be effected only when the Adviser believes that to do so will be in the best interest of the Fund. When such concurrent authorizations occur, the objective will be to allocate the executions in a manner that is deemed equitable by the Adviser to the accounts involved, including the Fund. The Adviser has adopted a Trade Policy to ensure that all clients will be treated fairly when trades are aggregated

No brokerage commissions will be paid to any broker that was at the time of the transaction an "affiliated person" of the Fund or indirectly affiliated with the Fund through a common "affiliated person" as that term is defined in the 1940 Act. Neither the Adviser nor any of its affiliates receives any brokerage commissions from portfolio transactions. During the Fund's fiscal years ended September 30, 1997, 1998 and 1999, the Fund paid brokerage commissions on portfolio transactions of approximately $79,880, $79,108 and $68,180, respectively.

                            SHAREHOLDER INFORMATION

As of October 19, 1999 all officers and Trustees of the Trust as a group held of record and beneficially less than 1% of the outstanding shares of the Fund. No stockholders held of record or, to the Fund's knowledge, beneficially in excess of 5% of the outstanding shares of the Fund on that date.

DESCRIPTION OF CAPITAL STOCK

The Fund is a diversified series of the Bailard, Biehl & Kaiser Fund Group, an open-end management investment company organized in August 1986 as a Massachusetts business trust (the "Trust"). The Trust is authorized to issue an unlimited number of shares in one or more series. Currently, the Fund is the only series within the Trust. Additional series may be added, but the Trust has no immediate plans to do so.

Each share in the Fund is entitled to participate equally in dividends and distributions of the Fund, including the distribution of assets upon liquidation of the Fund. When issued, the shares will be fully paid and non-assessable and will have no preemptive, conversion or exchange rights.

Shareholders of the Fund are entitled to one vote per share. In the event that the Trust issues additional series, shareholders of the Fund will vote with shareholders of the other funds within the Trust, except with respect to matters affecting only the rights of a particular fund. The shares have noncumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they choose to do so. In such an event, the holders of the remaining shares so voting will not be able to elect any Trustees. The Trustees may be removed by a vote of not less than two-thirds of the outstanding shares of the Fund. The Fund is not required to hold annual meetings for the election of Trustees or otherwise. Special meetings may be called by the Board of Trustees or by holders of 25% of the shares entitled to vote. In addition, holders of 10% of the Fund's shares may call a meeting for the purpose of voting on the question of the removal of a Trustee. The Fund will assist in shareholder communications with respect to any meeting duly called by the holders of its shares.

Under certain circumstances, shareholders of the Fund may be held personally liable for the obligations of the Trust. The Declaration of Trust provides that shareholders will not be subject to any personal liability for the acts or obligations of the Trust and that every written agreement, obligation or other undertaking made or issued by the Trust will contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the Fund's assets against claims against such shareholders as shareholders of the Trust and any legal and other expenses incident thereto. Accordingly, the risk of any shareholder incurring financial loss beyond his investment due to personal liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is remote.

                                PERFORMANCE DATA

The Fund may compute their average annual compounded rate of total return during specified periods that would equate a hypothetical initial investment of $1,000 to the ending redeemable value of such investment by (a) adding one to the computed average annual total return, (b) raising the sum to a power equal to the number of years covered by the computation and (c) multiplying the result by $1,000 (which represents the hypothetical initial investment). The ending redeemable value is determined by assuming a complete redemption at the end of the periods covered by the average annual total return computation.

The annual compounded rate of total return for the Fund for the one year period ended September 30, 1999 was 9.25%. The average annual compounded rates of total return for the Fund for the five year period from October 1, 1994 to September 30, 1999 was 10.71%. The average annual compounded rate of total return for the Fund for the ten year period from October 1, 1989 to September 30, 1999 was 7.62%.

The above figures assume that all dividends and distributions by the Fund were reinvested at net asset value on the reinvestment dates.

These figures represent past performance and an investor should be aware that past performance is no indication of future results, and that the investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                              FINANCIAL STATEMENTS

Incorporated by reference herein are portions of the Fund's annual report to shareholders for the fiscal year ended September 30, 1999 under the headings:
"SCHEDULE OF INVESTMENTS BY COUNTRY," "SCHEDULE OF INVESTMENTS BY INDUSTRY," "STATEMENT OF ASSETS AND LIABILITIES," "STATEMENT OF OPERATIONS," "STATEMENT OF CHANGES IN NET ASSETS," "FINANCIAL HIGHLIGHTS," "NOTES TO FINANCIAL STATEMENTS," and "REPORT OF INDEPENDENT ACCOUNTANTS." Copies of the annual report are available upon request and without charge by contacting BB & K Fund Services, Inc., 950 Tower Lane, Suite 1900, Foster City, California 94404, (800) 882-8383.

The Prospectus and this Statement of Additional Information, together, do not contain all of the information set forth in our registration statement filed with the Securities and Exchange Commission. Certain information is omitted in accordance with rules and regulations of the Commission. The registration statement may be inspected at the Public Reference Room of the Commission at Room 1024, 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549, and copies thereof may be obtained from the Commission

                                   APPENDIX A
                       BOND AND COMMERCIAL PAPER RATINGS

BONDS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S"): Bonds rated Aaa by Moody's are judged by Moody's to be of the highest quality by all standards. Together with bonds rated Aa, they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuations of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds that are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Moody's Baa rated bonds are medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any length of time. Such bonds lack outstanding investment characteristics and may have speculative characteristics as well. They are still considered investment grade bonds.

STANDARD & POOR'S CORPORATION ("S&P"): Bonds rated AAA are considered by S&P to be the highest grade obligations, and the capacity to pay interest and principal is extremely strong. Bonds rated AA by S&P are judged by S&P to have a very strong capacity to pay interest and principal and differ only in a small degree from issues rated AAA. Bonds rated A by S&P have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

S&P's BBB rated bonds, or medium-grade category bonds, are regarded as having adequate capacity to pay principal and interest. Whereas BBB bonds normally exhibit adequate protection parameters, adverse economic conditions or changes in circumstances are more likely to lead to a weakened capacity to pay interest and principal. They are still considered investment grade bonds.

COMMERCIAL PAPER

MOODY'S: The Prime rating is the highest commercial paper rating assigned by Moody's. Issuers within this Prime category may be given ratings 1, 2 or 3, depending on their capacity for repayment. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime 1 repayment ability will often be evidenced by the issuer's leading market position in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt, and ample asset protection. Also, a Prime-1 issuer may have broad margins in earnings coverage of fixed financial charges, high internal cash generation and a well established access to a range of financial markets and assured sources of alternative liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. Issuers rated Prime-2 will evidence many of the characteristics of Prime-1 issuers, although to a lesser degree. Earnings trends and coverage ratios are sound but more subject to variation. Capital characteristics may be more affected by external conditions. Ample alternative liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements. Adequate alternative liquidity is maintained.

S&P: Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues rated A are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety. Issues rated A-1 have a very strong degree of safety regarding timely payment. Issues rated A-2 have a strong capacity for timely payment. However, the relative degree of safety is not as overwhelming as for issues designated A-1. Issues rated A-3 have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                                   APPENDIX B
                         HEDGING AND OTHER TRANSACTIONS

FORWARD CONTRACTS. The Fund may enter into forward foreign currency exchange contracts to attempt to minimize the risk to the Fund from adverse changes in currency exchange rates and as a substitute for an underlying currency position ("Forward Contracts"). All Forward Contracts will be covered. In the case of a Forward Contract obligating the Fund to purchase a foreign currency (a "long position"), the Fund may establish a segregated account containing liquid assets ("Liquid Assets") equal to the purchase price of the Forward Contract due on the settlement date (less any margin on deposit). Liquid Assets include cash, U.S. Government securities and other securities determined by the Adviser to be liquid in accordance with guidelines adopted by the Board of Trustees. Alternatively, the Fund may cover a long position by purchasing a put option on the same Forward Contract with a strike price as high or higher than the price of the Forward Contract held by the Fund (or, if lower than the price of the Forward Contract held by the Fund, the Fund may segregate Liquid Assets equal to the difference).

In the case of a Forward Contract obligating the Fund to sell a foreign currency (a "short position"), the Fund may segregate Liquid Assets equal to the market value of the currency underlying the Forward Contract (less any margin on deposit, but not less than the market price at which the short position was established). Alternatively, the Fund may cover the Forward Contract by (i) entering into an offsetting position or transaction, (ii) owning the currency underlying the Forward Contract or (iii) holding a call option permitting the Fund to purchase the same Forward Contract at a price no higher than the price at which the short position was established (or, if higher, the Fund may segregate Liquid Assets equal to the difference).

OPTIONS ON DEBT SECURITIES AND FOREIGN CURRENCIES. The Fund may write covered call and put options and purchase call and put options ("Options") on debt securities and foreign currencies that are traded on United States and foreign exchanges and over-the-counter, to attempt to minimize the risks to the Fund from adverse changes in currency exchange and interest rates, and market conditions and as a substitute for an underlying securities or currency position.

For example, a decline in the value of a foreign currency in which portfolio securities are denominated will reduce the value of such securities in U.S. Dollars, even if their value in the foreign currency remains constant. In order to protect against such reductions in the value of portfolio securities, the Fund may purchase put Options on the foreign currency. If the value of the foreign currency does decline, the Fund will have the right to sell such currency for a fixed amount and will thereby offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, when the Fund predicts an increase in the value of a currency in which securities to be acquired are denominated, the Fund may purchase call Options on the foreign currency. The purchase of such Options could offset, at least partially, the effects of the adverse movements in exchange rates. However, the benefit to the Fund derived from purchases of Options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent predicted, the Fund could sustain losses that would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Fund may also purchase Options on debt securities to hedge against interest rate changes that adversely affect the value of a portfolio security. For example, when the Fund anticipates a decline in the market value of a portfolio security due to rising interest rates, it may purchase put Options on the security. If the value of the security does decline, the Fund will have the right to sell the security for a fixed amount and will thereby offset, in whole or in part, the adverse effect that would otherwise have been caused by rising interest rates.

Where the Fund predicts a change in the market value of a security to be acquired that would increase the cost of such security, the Fund may purchase call Options thereon. The purchase of such Options could offset, at least partially, the effect of declining interest rates. The use of Options to hedge against adverse movements in interest rates is subject to the same limitations and risks of loss as the use of Options to hedge against adverse movements in exchange rates.

The Fund may write put and call Options for the same types of hedging purposes. For example, when the Fund anticipates a decline in the value of foreign currency-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put Option, write a call Option on the relevant currency. If the expected decline occurs, the Option will most likely not be exercised and the diminution in value of portfolio securities will be fully or partially offset by the amount of the premium received. Similarly, instead of purchasing a call Option to hedge against an anticipated increase in the cost of securities to be acquired, the Fund could write a put Option on the relevant currency that, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of premium. The writing of an Option constitutes only a partial hedge up to the amount of the premium, and only if interest or exchange rates move in the expected direction. If this does not occur, the Option may not be offset by the amount of the premium. Through the writing of Options, the Fund may also be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in interest or exchange rates.

All put and call Options written by the Fund will be covered. The Fund may cover a put Option by (i) establishing a segregated account containing Liquid Assets equal to the strike price of the put Option written by the Fund (less any margin on deposit), (ii) selling short the security or currency underlying the put Option at the same or higher price than the strike price of the put Option written by the Fund (or, if lower, the Fund may segregate Liquid Assets equal to the difference), or (iii) purchasing a put Option with a strike price the same as or higher than the strike price of the put Option sold by the Fund (or, if lower, the Fund may segregate Liquid Assets equal to the difference).

The Fund may cover a call Option by (i) segregating Liquid Assets equal to the market value of the security or currency underlying the call Option (less any margin on deposit) but not less than the strike price of the call Option, (ii) owning the security or currency underlying the Option or (iii) purchasing a separate call Option on that security or currency with a strike price no higher than the strike price of the Option sold by the Fund (or, if higher, the Fund may segregate Liquid Assets equal to the difference).

If the Fund, as the writer of an Option, wishes to terminate its obligation, it may effect a closing purchase transaction. This is accomplished by buying an Option of the same series as the Option previously written. The effect of the purchase is that the Fund's position will be canceled. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an Option. Likewise, where the Fund holds an Option, it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an Option of the same series as the Option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the Option or is more than the premium paid to purchase the Option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the Option or is less than the premium paid to purchase the Option. Because increases in the market price of a call Option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the purchase of a call Option to close out a previously written call Option is likely to be offset in whole or in part by appreciation of the Fund's portfolio securities denominated in such currency.

OPTIONS ON FINANCIAL INDICES. The Fund may write covered put and call Options and purchase put and call Options on financial indices to attempt to minimize the risks to the Fund from adverse changes in interest rates and market conditions and as a substitute for an underlying investment. Options on financial indices are similar to Options on debt securities and foreign currencies. For additional information on the risks and benefits of Options on financial indices, see "Options on Debt Securities and Foreign Currencies."

Call Options on indices written by the Fund will be covered (i) by segregating a portfolio of securities substantially replicating the movement of the index,

(ii) by holding a call Option on the same index with a strike price no higher than the strike price of the Option written by the Fund or (iii) in such other manner as may be in accordance with the rules of the exchange on which the Option is traded and applicable laws and regulations.

The Fund will cover put Options on indices by (i) segregating Liquid Assets equal to the Option's exercise price, (ii) holding a put Option on the same index with a strike price no higher than the strike price of the put Option written by the Fund or (iii) in such other manner as may be in accordance with the rules of the exchange on which the Option is traded and applicable laws and regulations.

The Fund will receive a premium for writing a put or call Option that will increase the Fund's gross income in the event the Option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call Option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that will offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call Option position, which will reduce the benefit of any unrealized appreciation in the Fund's securities holdings. By writing a put Option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put Options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the Option.

FUTURES CONTRACTS ON DEBT SECURITIES, FINANCIAL INDICES AND FOREIGN CURRENCIES. The Fund may enter into exchange-traded contracts for the purchase or sale for future delivery of debt securities, financial indices and foreign currencies to attempt to minimize the risk to the Fund from adverse changes in currency exchange and interest rates, and market conditions and as a substitute for an underlying investment ("Futures Contracts").

The acquisition or sale of Futures Contracts is designed to protect the Fund from fluctuations in currency exchange and interest rates, and market movements without actually buying or selling the underlying currencies or securities. For example, if the Fund owns long-term bonds, and interest rates were expected to increase, the Fund might enter into a Futures Contract for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of long-term bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Futures Contract to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities. However, since the futures market generally is more liquid than the cash market, the use of Futures Contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline, Futures Contracts may be purchased to attempt to hedge against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of Futures Contract should be similar to that of long-term bonds, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had been established. At that time, the Futures Contract could be liquidated and the Fund could then buy long-term bonds on the cash market.

All Futures Contracts to which the Fund is a party will be covered. A Futures Contract obligating the Fund to purchase a security, financial index or currency is covered if the Fund segregates, in a special account with the Custodian, Liquid Assets equal to the price of the Futures Contract due on the settlement date (less any margin on deposit). The Fund may also cover a long position by purchasing a put Option on the same Futures Contract with an exercise price as high or higher than the price of the Futures Contract held by the Fund (or, if lower, the Fund may segregate Liquid Assets equal to the difference).

A Futures Contract in which the Fund has the position of a seller is covered if the Fund segregates Liquid Assets equal to the market value of the security, index or currency underlying the Futures Contract (less any margin on deposit, but not less then the market price at which the position was established).

Alternatively, the Fund may cover such a Futures Contract by (i) owning the security or currency underlying the Futures Contract, or, in the case of a financial index, segregating a portfolio of securities substantially replicating the movement of the index or (ii) holding a call Option permitting the Fund to purchase the same Futures Contract at a price no higher than the price at which the position was established (or, if higher, the Fund may segregate Liquid Assets equal to the difference).

If the Fund enters into a Futures Contract, it will be subject to initial and variation margin requirements. At the time a Futures Contract is purchased or sold, the Fund must allocate cash or securities as an initial margin deposit ("initial margin"). It is expected that initial margin will be approximately 1-1/2% to 5% of a Futures Contract's face value. A Futures Contract is valued ("marked to market") daily. The Fund will be required to increase its margin deposit ("variation margin") when the value of a Futures Contract decreases and, conversely, the Fund will receive payment for any increase in the Futures Contract's value.

At the time of delivery of securities pursuant to such a contract, adjustments may be made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a Futures Contract may not have been issued when the contract was written.

Although Futures Contracts, by their terms, call for the actual delivery or acquisition of an asset, in most cases the contractual obligation is fulfilled (or "offset") before the expiration date of the Futures Contract without having to make or take delivery of the underlying asset. Offset of a Futures Contract is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical Futures Contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying asset.

The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions that may prevent the Fund from successfully using Futures Contracts. First, all participants in the futures markets are subject to initial and variation margin requirements. Rather than meeting variation margin requirements, investors may close Futures Contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, margin requirements in the futures market are less onerous than margin requirements in the cash market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct prediction of general interest and currency exchange rates or market conditions by the Fund may not result in a successful transaction.

If the Fund's judgment about the general direction of interest or currency exchange rates or market conditions is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. If the Fund has hedged against the possibility of a movement in interest or exchange rates or market conditions that would adversely affect the price of its portfolio securities and such rates or markets did not move as anticipated, the Fund would lose part or all of the benefit of the increased value of its securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash and were unable to effect a closing transaction, it might have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices that reflect the rising market. The Fund may also have to sell securities at a time when it may be disadvantageous to do so.

OPTIONS ON FUTURES CONTRACTS ON DEBT SECURITIES, FINANCIAL INDICES AND FOREIGN CURRENCIES. The Fund may purchase and write options on Futures Contracts to attempt to minimize the risk to the Fund from adverse changes in currency exchange and interest rates, and market conditions and as a substitute for an underlying investment ("Options on Futures Contracts").

A call Option on a Futures Contract written by the Fund constitutes a partial hedge against declining prices of the asset that is deliverable upon exercise of the Futures Contract. If the price of the Futures Contract at expiration of the Option is below the exercise price, the Fund will retain the full amount of the Option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio. A put Option on a Futures Contract written by the Fund or constitutes a partial hedge against increasing prices of the asset that is deliverable under the Futures Contract. If the price of the Futures Contract at expiration of the Option is higher than the exercise price, the Fund will retain the full amount of the Option premium, which provides a partial hedge against an increase in the price of securities that the Fund intends to purchase.

If a put or call Option on a Futures Contract that the Fund has written is exercised, the Fund will incur a loss, which will be reduced by the amount of the premium the Fund received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from Options on Futures Contracts may be reduced or increased by changes in the value of its portfolio securities.

All Options on Futures Contracts written by the Fund will be covered. In the case of the sale of a call Option on a Futures Contract, the Fund may cover by
(i) entering into a long position on the same Futures Contract at a price no higher than the strike price of the call Option on the Futures Contract (or, if higher, the Fund may segregate Liquid Assets equal to the difference), (ii) owning the security or currency underlying the Futures Contract on which the Fund holds the Option, or, with respect to a financial index, a portfolio of securities substantially replicating the movement of the index, or (iii) holding a separate call Option permitting the Fund to purchase the same Futures Contract at a price no higher than the strike price of the call Option on the Futures Contract sold by the Fund (or, if higher, the Fund may segregate Liquid Assets equal to the difference.)

In the case of the sale of a put Option on a Futures Contract obligating the Fund to buy a Futures Contract, the Fund may establish a segregated account containing Liquid Assets equal to the settlement value of the Futures Contract underlying the Option on a Futures Contract. Alternatively, the Fund may cover the Option on a Futures Contract by holding a put Option permitting the Fund to sell the same Futures Contract at a price the same as or higher than the strike price of the put Option sold by the Fund (or, if lower, the Fund may segregate Liquid Assets equal to the difference).

The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option purchased.

ADDITIONAL RISKS OF FORWARD CONTRACTS, OPTIONS ON DEBT SECURITIES AND FOREIGN CURRENCIES, OPTIONS ON FINANCIAL INDICES, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Hedging transactions may be effective to protect the Fund against certain changes in interest and currency exchange rates or market movements. However, such transactions do not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline.

The Fund's ability to hedge all or a portion of its portfolio through transactions in Forward Contracts, Options, Futures Contracts and Options on Futures Contracts depends on the degree to which price movements in underlying currencies and securities correlate with price movements in the relevant portion of the Fund's portfolio. In addition, the use of Futures Contracts and Options on Futures Contracts involves the risk of imperfect correlation of movements in the prices of Futures Contracts and Options on Futures Contracts, and movements in the prices of the underlying assets. If the price of a Futures Contract or an Option on a Futures Contract moves more or less than the price of the hedged asset, the Fund will experience a gain or loss that may not be completely offset by movements in the price of the asset that is the subject of the hedge.

The Fund may cover index Options that it has written, index Futures Contracts to which it is a party, and Options on index Futures Contracts that it has written through the segregation of a portfolio of securities that substantially replicates the movement of the underlying index. The portfolio of securities used to cover such transactions may not match the actual composition of the index. In that event, the Fund will not be fully covered and would be subject to a risk of loss in the event of adverse changes in the value of the index.

The Fund's ability to engage in transactions involving Options, Futures Contracts and Options on Futures Contracts will depend on the degree to which liquid secondary markets in such instruments exist. Reasons for the absence of a liquid market include the following: (i) there may be insufficient trading interest in a particular instrument; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of Options, Futures Contracts or Options on Futures Contracts; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation ("OCC"), which effects the settlement of exchange traded Options, may not at all times be adequate to handle current trading volume; or
(vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of a particular instrument (or a particular class or series of such instrument). There can be no assurance that a liquid secondary market will exist for any particular investment at any specific time. Thus it may not be possible for the Fund to close certain of its positions.

The costs to the Fund of hedging transactions vary among the various hedging techniques and also depend on such factors as the security, currency or index involved, market conditions and the length of the contract or option period. Forward Contracts are usually conducted on a principal basis, and no fees or commissions are therefore involved. However, the Fund will incur brokerage commissions and related transaction costs when it purchases, writes or invests in Options, Futures Contracts and Options on Futures Contracts. Furthermore, the Fund's ability to engage in hedging transactions may be limited by tax considerations.

Forward Contracts and Options on foreign currencies are not traded on markets regulated by the Commodity Futures Trading Commission ("CFTC") or (with the exception of certain Options traded on national securities exchanges) by the Securities and Exchange Commission ("SEC"), but are traded through financial institutions acting as market-makers. In an over-the-counter trading environment, many of the protections afforded to exchange participants are not available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an Option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, because the performance of over-the-counter Options and Forward Contracts is not guaranteed by the OCC or any other settlement agency, there is a risk of counterparty default. The Option writer and the trader of Forward Contracts could also lose amounts substantially in excess of his or her initial investments, due to the margin and collateral requirements associated with such positions.

Options traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges are available with respect to such transactions. In particular, all Options entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in Options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

Exchange-traded Options involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such Options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly exercise or settlement of such Options, or would result in undue burdens on the OCC or its clearing members, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery, the fixing of dollar settlement prices or prohibitions on exercise.

The exchanges on which Options, Futures Contracts and Options on Futures Contracts are traded may impose additional limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument that may be held by a single investor, whether acting alone or in concert with others (regardless of whether such positions are held or written on the same or different exchanges or held or written in one or more accounts or through one or more brokers). In addition, the CFTC and the various markets have established limits, referred to as "speculative position limits," on the maximum net long or net short positions that any person may hold or control in a particular Futures Contract or Option on a Futures Contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Fund does not believe that these trading and position limits will have an adverse impact on the strategies for hedging the portfolio of the Fund.

Forward Contracts, Options, Futures Contracts and Options on Futures Contracts may be traded in foreign markets or on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies. The value of such positions also could be adversely affected by, among other things, (i) other foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.